UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CHAMPIONX CORPORATION
(Name of Registrant as specified in its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CHAMPIONX

The Power of Purpose

2023 Proxy Statement
Notice of Annual Meeting of Shareholders

May 10, 2023

Notice of Annual Meeting of Shareholders
To be Held May 10, 2023

March 29, 2023
Dear Fellow Shareholders:
On behalf of the Board of Directors (the “Board”) of ChampionX Corporation (“ChampionX” or the “Company”), we cordially invite you to attend the Company’s Annual Meeting of Shareholders (the “Meeting”) on May 10, 2023 at 8:00 a.m., Central Time. The Meeting will be virtual, conducted exclusively via live webcast at www.meetnow.global/MJXA2WH. We believe that a virtual Meeting provides easier and greater access to the Meeting, which enables participation by the broadest number of shareholders.

At the Meeting, shareholders will be asked to consider and act upon the following matters:
1.Elect nine directors;
2.Amend the Company’s amended and restated certificate of incorporation (the “Current Certificate”) to adopt majority voting for directors in uncontested elections;
3.Amend the Company’s Current Certificate to permit exculpation of officers;
4.Amend the Company’s Current Certificate to require that claims under the Securities Act of 1933 be brought only in federal court;
5.Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023;
6.Approve, on an advisory basis, the compensation of the Company’s named executive officers for 2022 (“Say-on-Pay”);
7.Approve, on an advisory basis, the frequency of future Say-on-Pay votes; and
8.Such other business as may properly come before the Meeting.
These items are fully described in the following pages, which are made a part of this notice.

All holders of record at the close of business on March 13, 2023 are entitled to vote at the Meeting or any postponement or adjournment thereof.

We plan to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the proxy materials, how to vote online, and how to obtain a paper copy of the proxy materials, on or about March 29, 2023.

To participate in the virtual meeting, you will need the control number printed on your Notice or proxy card. The Meeting webcast will begin promptly at 8:00 a.m., Central Time. We encourage you to access the Meeting prior to the start time. If you experience technical difficulties during the check-in process or during the Meeting, support is available at 1-888-724-2416 (inside the United States and Canada) or 1-781-575-2748 (all other locations).

Your vote is very important. Whether or not you plan to attend the Meeting, we urge you to review the proxy materials and vote your shares as soon as possible.

We hope you will read the Proxy Statement and submit your proxy, or use telephone or Internet voting, prior to the Meeting. Even if you plan to attend the virtual Meeting online, please submit a proxy as soon as possible to ensure your shares are voted at the Meeting in accordance with your instructions.

On behalf of the Board and our management team, I extend our appreciation for your support.
JULIA WRIGHT
Senior Vice President, General Counsel and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2023

Our Proxy Statement, together with the form of proxy card, and our 2022 Annual Report are available at www.envisionreports.com/CHX

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Annual Meeting of Shareholders

Time and Date:	8:00 a.m., Central Time on May 10, 2023
Virtual Meeting:	www.meetnow.global/MJXA2WH
Eligibility to Vote:	You are entitled to vote if you were a shareholder of record at the close of business on March 13, 2023

Voting Matters and Board Recommendation

	Board’s Voting Recommendation	Page Reference
Election of the nine nominees for director named in this Proxy Statement until the 2024 annual meeting of shareholders (Item 1)	FOR EACH DIRECTOR NOMINEE	15
Amendment of the Company’s Current Certificate to adopt majority voting for directors in uncontested elections (Item 2)	FOR	27
Amendment of the Company’s Current Certificate to provide for exculpation of corporate officers as permitted by Delaware law (Item 3)	FOR	30
Amendment of the Company’s Current Certificate to require claims brought under the Securities Act of 1933 be brought only in federal court (Item 4)	FOR	33
Ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2023 (Item 5)	FOR	36
Advisory vote to approve compensation of the Company’s named executive officers (Say-on-Pay) (Item 6)	FOR	39
Advisory vote on the frequency of the Company’s Say-on-Pay vote (Item 7)	FOR ONE YEAR FREQUENCY	40

How to Cast Your Vote
You may submit your vote by Internet, telephone or mail.

INTERNET To vote before the Meeting, visit www.envisionreports.com/CHX To vote at the meeting, visit www.meetnow.global/MJXA2WH You will need the control number on your Notice or proxy card	BY TELEPHONE 1-800-652-8683 until 8:00 a.m., Central Time on May 10, 2023	BY MAIL Completing, signing, dating and returning your proxy or voting instruction card before May 10, 2023

i

Board and Board Committees; Board Nominees

Name	Age	Principal Occupation	Independent	Committee Memberships	Other Public Company Boards
Current Board Members Nominated for Re-Election:
Heidi S. Alderman	63	Former Senior Vice President, Intermediates, BASF Corporation	Yes	COMP	Olin Corp.
Mamatha Chamarthi	53	Head of Software Business & Product Management (Global, Americas, Asia), Stellantis N.V.	Yes	COMP, AUD	None
Carlos A. Fierro	62	Senior Advisor, Guggenheim Securities	Yes	AUD	None
Gary P. Luquette	67	Retired Chief Executive Officer, Frank’s International N.V.	Yes	COMP, G&N	None
Elaine Pickle	58	Retired Senior Audit Partner, Ernst & Young LLP	Yes	AUD	DT Midstream
Stuart Porter	57	Founder, Managing Partner, CEO and Chief Investment Officer, Denham Capital	Yes	AUD	None
Daniel W. Rabun	68	Retired Chief Executive Officer, Ensco plc	Yes	COMP, G&N	APA Corp.; Golar LNG
Sivasankaran (“Soma”) Somasundaram	57	President & Chief Executive Officer, ChampionX	No		Magellan Midstream
Stephen M. Todd	74	Retired Global Vice Chairman, Ernst & Young Global Ltd.	Yes	AUD	Dover Corp.
Current Board Member Retiring and Not Standing for Re-Election:
Stephen K. Wagner	76	Retired Partner, Deloitte LLP	Yes	AUD, G&N	Dover Corp.
The standing committees of the Board are the Audit Committee (AUD), Compensation Committee (COMP), and Governance and Nominating Committee (G&N).
At the conclusion of the Meeting, Ms. Alderman will join the G&N Committee, Ms. Chamarthi will depart the COMP Committee, and Mr. Porter will join the COMP Committee and leave the AUD Committee.
For the year ended December 31, 2022, each of our directors attended 100% of the meetings of the Board and the Board committees on which the director served.
Director Highlights

Gender Diversity	Racial/Ethnic Diversity	Independent
⅓	⅓	8 of 9

Age			Tenure
45%	45%	10%	45%	55%
< 60	60-69	70+	< 3 years	3-5 years

Governance Highlights
The following actions are reflective of our commitment to transparency and good corporate governance:

✓	Independent Chairman of the Board	✓	8 of 9 directors are independent
✓	Majority of Board seats held by women or persons of Asian or Hispanic background	✓	All members of Board committees are independent
✓	Stock ownership guidelines for directors and senior officers	✓	Directors and officers of the Company are prohibited from pledging (subject to limited exceptions) or hedging shares of our stock
✓	Executive compensation clawback policy	✓	Robust management and Board succession planning
✓	Executive sessions of independent directors	✓	Comprehensive individual Board member evaluations
Business Highlights
2022 was a year of strong momentum for ChampionX. In June, we marked the two-year anniversary of our transformational merger that brought the Chemical Technologies business into the Company (the “Merger”). Amid an inflationary environment and supply chain and logistics headwinds that continued into 2022, ChampionX delivered robust financial performance, including revenue growth, adjusted EBITDA margin expansion, and free cash flow generation. In 2022, we executed on our commitment to return capital to shareholders, by initiating a quarterly dividend of $0.075 per share of our common stock, and adopting a $750 million share repurchase program, with $180 million repurchased in 2022. ChampionX successfully executed on its strategic objectives in 2022, including increasing new customer wins 50% over the prior year, and growing the pipeline of identified potential opportunities by just under 50%, setting the foundation for continued momentum in revenue synergy realization, a key strategic benefit of the Merger. In addition, revenue from digital and emissions products and services increased 36% in 2022, as we continue to identify solutions to help our customers maximize the value of their producing assets in sustainable and cost-effective ways.
We remain focused on delivering solid bottom-line growth and are committed to creating value for our shareholders.

Executive Compensation Highlights
The Compensation Committee is committed to targeting reasonable and competitive total compensation for our executive officers, with a significant portion of compensation being performance-based. In 2022, increases to executive officer compensation were made primarily in annual incentive and equity components to further incentivize achievement of business performance that generates shareholder value over the short- and long-term. Further, the peer group for determining relative total shareholder return for purposes of the performance awards that are payable, if at all, after a three-year period, was customized to include more oilfield services and chemicals companies that were larger than the Company, and remove some companies smaller than the Company, to further incentivize execution on strategic objectives designed for long-term growth and enhancing shareholder value.

CEO Annual Compensation 87% Performance-Based in 2022	Non-CEO Named Executive Officer Annual Compensation 77% Performance-Based in 2022

Our compensation program is designed to align with and drive achievement of our business strategies. Core elements include a base salary, a short-term incentive, and long-term incentives which:
•Correlate executive pay with our financial performance on both a short-term and long-term basis;
•Emphasize operating performance and support our business strategies; and
•Link executive pay to measures that drive shareholder value.

Named Executive Officers
For 2022, our Named Executive Officers (“NEOs”) were:

Name	Age	Title
Soma Somasundaram	57	President and Chief Executive Officer
Kenneth M. Fisher	61	Executive Vice President and Chief Financial Officer
Deric Bryant	50	Chief Operating Officer and President, Chemical Technologies
Paul E. Mahoney	59	President, Production & Automation Technologies
Julia Wright	47	Senior Vice President, General Counsel and Secretary

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”) served as our independent registered public accountants for the year ended December 31, 2022 and provided certain tax and other services to us. Representatives of PwC are expected to be present online at the virtual Meeting with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders. As a matter of good corporate governance, we are requesting our shareholders ratify the selection of PwC as our independent registered public accountants for the year ending December 31, 2023.

Important Dates for 2024 Annual Meeting of Shareholders
•Shareholder proposals submitted for inclusion under rules of the Securities and Exchange Commission (“SEC”) in the proxy statement for our 2024 annual meeting of shareholders (the “2024 Annual Meeting”) must be submitted in writing and received by our Secretary on or before November 30, 2023, unless the date of the 2024 Annual Meeting has been changed by more than 30 days from the date of this Meeting, in which case, the deadline would be a reasonable time before we begin to print and send our proxy materials for the 2024 Annual Meeting.
•Under our by-laws, shareholder proposals or director nominations to be presented in person at the 2024 Annual Meeting (but not included in the proxy statement for such meeting) must be submitted in writing and received by our Secretary not earlier than the close of business on January 11, 2024 and not later than the close of business on February 9, 2024, unless the 2024 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the Meeting, in which case the proposal or nomination must be received not later than the close of business on the 10th day following the day on which notice of the date of the 2024 Annual Meeting is mailed or public disclosure of the date of the 2024 Annual Meeting is made, whichever first occurs.
•In addition to satisfying the notice, informational and other requirements contained in our by-laws, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 (the “Exchange Act”), which notice must be postmarked or transmitted electronically to the Company at its principal executive office no later than March 11, 2024, unless the date of the 2024 Annual Meeting has been changed by more than 30 days from the anniversary date of the Meeting, in which case, the deadline is the later of 60 days prior to the date of the 2024 Annual Meeting or the tenth day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company.

ChampionX Corporation
2445 Technology Forest Boulevard
Building 4, 12th Floor
The Woodlands, Texas 77381
www.championx.com

PROXY STATEMENT
GENERAL INFORMATION ABOUT THE ANNUAL MEETING

We are providing this Proxy Statement to our shareholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ChampionX Corporation (“ChampionX,” the “Company,” “we,” “us” or “our”) for use at our 2023 Annual Meeting of Shareholders (the “Meeting”). We plan to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the proxy materials, how to vote online, and how to obtain a paper copy of the proxy materials, on or about March 29, 2023.
Date, Place and Time of Meeting
The Meeting will be conducted virtually and exclusively via live webcast at www.meetnow.global/MJXA2WH on May 10, 2023 at 8:00 a.m., Central Time. Instructions for participating in the Meeting and submitting questions during the Meeting are found below under the heading “Attending the Meeting.”
Record Date
The record date for determining shareholders eligible to vote at the Meeting was March 13, 2023. As of the close of business on that date, we had outstanding 197,961,521 shares of common stock. Each share of common stock is entitled to one vote on each matter and shareholders may not cumulate their votes.
A list of shareholders entitled to vote at the Meeting will be available for examination by any shareholder for any purpose relevant to the Meeting during ordinary business hours at our offices at 2445 Technology Forest Boulevard, Building 4, 12th Floor, The Woodlands, Texas 77381, for ten days prior to the Meeting.
Quorum
For purposes of the Meeting, there will be a quorum if the holders of a majority of the shares of our common stock issued and outstanding on the record date are present in person or by proxy. Abstentions. withheld votes and broker non-votes will be counted for purposes of determining whether a quorum is present.
Attending the Meeting
If your shares are registered directly in your name with our transfer agent, you do not need to register to attend the Meeting virtually. To participate in the virtual Meeting, you will need the control number included on your Notice, proxy or voting instruction card.
If your shares are held in a stock brokerage account or by a bank or other nominee, you must register in advance to attend the Meeting virtually. To register, please request proof of your proxy power reflecting your ChampionX holdings from your broker or other nominee, and submit it along with your name and email address to Computershare, our transfer agent. Requests for registration must be labeled “Legal Proxy” and be received no later than 4:00 p.m., Central Time on May 5, 2023. You will receive a confirmation of your registration by email after Computershare receives your registration materials. Registration materials and information should be sent:

By email: legalproxy@computershare.com
By mail: Computershare
ChampionX Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
The Meeting webcast will begin promptly at 8:00 a.m., Central Time. We encourage you to access the Meeting prior to the start time. Online check-in will begin at 7:30 a.m., Central Time, and you should allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the Meeting, support is available at 1-888-724-2416 (inside the United States and Canada) or 1-781-575-2748 (all other locations).
You will be able to attend the Meeting online, vote your shares electronically and submit questions during the Meeting by visiting www.meetnow.global/MJXA2WH. We will try to answer as many shareholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
Electronic Delivery of Proxy Materials
As permitted under SEC rules, we are mailing a Notice of Internet Availability of Proxy Materials instead of a paper copy of these proxy materials. We believe that this process expedites receipt of our proxy materials by shareholders, while lowering the costs and reducing the environmental impact of the Meeting. All shareholders will have the ability to access the proxy materials over the Internet and to request a paper copy by mail or an electronic copy by e-mail by following the instructions in the Notice.
Items of Business
There are seven items scheduled to be voted on at the Meeting:
1.Election of nine directors named in this Proxy Statement;
2.Amendment of the Company’s amended and restated certificate of incorporation (the “Current Certificate”) to adopt majority voting for directors in uncontested elections (the “Majority Voting Amendment”);
3.Amendment of the Company’s Current Certificate to provide for exculpation of corporate officers as permitted by Delaware law (the “Exculpation Amendment”);
4.Amendment of the Company’s Current Certificate to require claims brought under the Securities Act of 1933 (the “Securities Act”) be brought only in federal court (the “Federal Forum Amendment” and, together with the Majority Voting Amendment and the Exculpation Amendment, the “Certificate Amendments”);
5.Ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for 2023;
6.Advisory vote to approve the compensation of the Company’s named executive officers for 2022 (“Say-on-Pay”); and
7.Advisory vote to approve the frequency of future Say-on-Pay votes (“Say-When-on-Pay”).
Vote Required
At the Meeting, a plurality of the votes cast is required to elect directors. Accordingly, the nine nominees receiving the highest number of affirmative (or “for”) votes will be elected as directors. Withheld votes and broker non-votes will have no effect on the outcome of the election of directors.
Approval of each Certificate Amendment requires the affirmative vote of a majority of the issued and outstanding shares of the Company. Abstentions and broker non-votes will have the same effect as a vote “against” each proposal.

The ratification of the appointment of PwC, the Say-on-Pay proposal and the Say-When-on-Pay proposal each require the affirmative vote of a majority of the shares present online or by proxy and entitled to vote at the Meeting. If none of the frequency options for the Say-When-on-Pay proposal receive a majority of the votes, the choice receiving the greatest number of votes will be considered the frequency recommended by the Company’s shareholders. The votes on Say-on-Pay and Say-When-on-Pay are non-binding, but the Board will consider the result of the votes in making future decisions.
Voting Procedures
Most holders of our common stock hold their shares beneficially through a broker, bank or other nominee rather than of record directly in their own name. As summarized below, there are some differences in the way to vote shares held of record and those owned beneficially.
If your shares are registered directly in your name with our transfer agent, you are considered the shareholder of record of those shares. As a shareholder of record, you may vote online at the virtual Meeting, or by proxy over the Internet, by telephone or by mail by following the instructions provided in our proxy materials. If you are a shareholder of record and vote electronically, by mail or by telephone without making any specific selection, then your shares will be voted FOR all items.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in “street name,” and you must follow the instructions provided by your broker or other nominee to vote your shares. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote your shares and you are also invited to attend the virtual Meeting online. Your broker or other nominee will provide a voting instruction card for you to use in directing your broker or other nominee as to how to vote your shares, as well as instructions if you want to vote online at the Meeting. We strongly encourage you to instruct your broker or nominee how you wish to vote.
If you are a beneficial owner of shares and do not provide your broker or other nominee with voting instructions, the broker or other nominee will have discretionary authority to vote only on a routine matter. Brokers may vote on routine matters, such as ratification of the independent auditor, without customer voting instructions. However, brokers may not vote on non-routine matters, such as the election of directors, amendments to the certificate of incorporation and approval of executive compensation, without customer voting instructions. Broker-held shares that are not voted on non-routine matters are referred to as “broker non-votes.”
Effect of Abstentions, Withheld Votes and Broker Non-Votes
Broker non-votes will not affect the outcome of the vote on Items 1, 5, 6 or 7. Broker non-votes will have the effect as a vote “against” Items 2, 3 and 4.
The voting options for Item 1 are “for” and “withheld;” the voting options for Items 2, 3, 4, 5 and 6 are “for,” “against” and “abstain;” and the voting options for Item 7 are “1 year,” “2 year,” “3 year” and “abstain.” If you specify that you wish to “abstain” from voting on an item, then your shares will not be voted on that particular item. Withheld votes will not affect the outcome of the vote on Item 1. Abstentions will have the same effect as a vote against Items 2, 3, 4, 5 and 6 and will have no effect on the outcome of the vote on Item 7.
Revoking Your Proxy
If you are a shareholder of record, whether you give your proxy over the Internet, by telephone or by mail, you may revoke it at any time before it is exercised. You may enter a new vote by voting online at the virtual Meeting, electronically, by mail or by telephone so long as it is received prior to the Meeting. If you hold your shares beneficially in “street name” through a broker or other nominee, you must follow the instructions provided by your broker or nominee as to whether and how you may revoke your proxy.
Proxy Solicitation Costs
We will bear the cost of soliciting proxies and will reimburse brokerage firms and other nominees for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. We may conduct solicitation of proxies by mail, personally, telephonically, or by email, through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. In addition, to assist us with our solicitation efforts, we have retained the services of Georgeson LLC at a cost of approximately $13,500 plus expenses.

Inspector of Election
A representative of Computershare will serve as the inspector of election at the Meeting.
Voting Results
We will announce preliminary voting results during the virtual Meeting and report final voting results within four business days of the Meeting on a Current Report on Form 8-K. You can access that Current Report on Form 8-K and our other reports we file with the SEC at our website www.investors.championx.com or at the SEC’s website www.sec.gov. The information provided on these websites is for information purposes only and is not incorporated by reference into this Proxy Statement.

Our operating principles detail how we get things done, efficiently and with focus.		Our culture guides how we work together. These are the fundamental beliefs on which our business is based.
Customer Advocates We provide value to customers by understanding their challenges and delivering responsive, innovative solutions.	People Oriented We prioritize our people and value a culture based on safe, ethical practices, relationships, and empowerment.	Health, Safety, Environment The safety of our employees, customers, shareholders, and communities is vitally important.
Sustainability
At ChampionX, we are passionate and purposeful about the safe and sustainable provision of energy for the world. Through our innovative products and processes, we help our customers and industry partners meet their goals of reducing their carbon footprint, overall waste production, and greenhouse gas emissions.

Technology with Impact We use the power of science, insights, and experience to design and deliver technology with impact.	Driven to Improve We are passionate and purposeful about continuously improving our business and delivering energy responsibly.	Corporate Responsibility ChampionX believes that our performance as a corporate citizen is important to our success as a purpose-driven company.
Diversity and Inclusion (D&I) ChampionX is committed to building and fostering a diverse and inclusive workplace where all employees feel a sense of belonging to our organization’s culture and purpose.

Improving Lives While Sustainably Unlocking Energy
_____________________________________________________________________________________
The unified purpose that inspires the ChampionX workforce every day is Improving Lives for our customers, employees, shareholders, and communities, while sustainably Unlocking Energy the world needs. In this way, our very purpose is rooted in environmental, social and governance (“ESG”) considerations. Integrating ESG into our strategic priorities helps ChampionX meet our stakeholders’ needs, manage risk, and deliver operational excellence.
In September 2022, we published our inaugural corporate sustainability report summarizing the progress we made on our ESG journey in 2021. The report represents a milestone in our company’s journey to more deeply embed the ESG Priorities most relevant to our internal and external stakeholders into our culture, our strategy, and all facets of our business.
At ChampionX, we understand that ESG is about more than just greenhouse gas emissions. Our holistic approach considers how our actions can impact a broad range of environmental, social, and corporate governance factors. This includes everything from air quality and materials management to employee health and safety, diversity and inclusion, customer aspirations and data security, business ethics and competitive differentiation
In 2021, our cross-functional ESG Working Group completed a comprehensive ESG Priorities Assessment, a key step in developing our ESG framework and roadmap. As a result, we committed to advance four ESG Priorities to address key opportunities and risks:
•Greenhouse Gas (GHG) Emissions
•Decarbonization Technologies
•Sustainable Innovation and Digital Transformation
•Employee Attraction, Retention and Development
We are embedding ESG considerations into our work to help our customers responsibly maximize their operations, as well as to reduce our operational footprint, implement waste reduction efforts, and innovate solutions for efficient resource use. The report highlighting the Company’s meaningful ESG initiatives and impacts in 2021 is available on our website at ChampionX.com, under the Safety & Sustainability menu by choosing “Commitment to Sustainability.”
Our continuous improvement culture at ChampionX compels us to get better every day, which is what we strive to do on our ESG journey. As the energy industry continues to evolve, we are committed to innovate to help solve our customers’ problems, while simultaneously reducing our environmental footprint. We will apply rigor so we can set credible GHG emissions reduction targets in the future. In addition, ChampionX will strive to create an inviting, respectful workplace that supports our employees in their careers and community service. As we move forward, our ESG Priorities and our purpose of Improving Lives and Unlocking Energy will keep us focused on creating value for ChampionX stakeholders.

Most Admired CEO & DEI Champion	Best Energy Workplace
In 2022, Soma Somasundaram was named a Most Admired CEO by the Houston Business Journal
and
was recognized by the Energy Workforce & Technology Council as the 2022 Recipient of their DEI Champion Award for his commitment and advocacy for diversity, equity and inclusion in the energy services and technology industry.	ALLY Energy™ named ChampionX a Best Energy Workplace in 2022 for a second consecutive year.

ALLY Energy is a global professional network developing a diverse and inclusive energy workforce. ALLY Energy includes professionals in 120 countries in nearly 1,000 companies across energy in oil and natural gas, utilities, renewables and climate technology.

Corporate Governance
______________________________________________________________________________
ChampionX is committed to conducting business in accordance with the highest level of ethical and corporate governance standards. Our Board periodically reviews its corporate governance practices and takes other actions to address changes in regulatory requirements, developments in governance best practices and matters raised by shareholders. The following describes some of the actions ChampionX has taken to help ensure our conduct earns the respect and trust of shareholders, customers, business partners, employees and the communities in which we live and work.
Governance Guidelines and Codes
The Board maintains written Corporate Governance Guidelines that set forth the responsibilities of the Board and the qualifications and independence of its members and the members of its standing committees. In addition, the Board adopted, among other codes and policies, a Code of Business Conduct & Ethics setting forth standards applicable to all of ChampionX’s companies and employees, a Code of Ethics for Chief Executive Officer and Senior Financial Officers applicable to our CEO, Chief Financial Officer, principal accounting officer and controller, and charters for each of its standing committees. Our culture makes ethics a priority and we expect every employee to act with honesty and integrity. To further our commitment to improve lives by protecting and advancing human dignity and human rights in our global business practices, in 2023 the Board adopted our Human Rights Policy governing how we treat everyone, including our customers, employees, and business partners. The Human Rights Policy also applies throughout our supply chain, and together with our Global Anti-Human Trafficking Policy, we seek to drive ethical sourcing practices aimed at protecting human rights and supporting diverse suppliers. The Company also adopted a Supplier Code of Conduct to guide our suppliers on engaging in ethical, responsible and legal business practices in their operations around the world. All of these documents are available on our website at www.championx.com. Any waivers to our Code of Business Conduct & Ethics for directors or executive officers can only be made by the Board. There were no waivers of the Code of Business Conduct & Ethics or the Code of Ethics for Chief Executive Officer and Senior Financial Officers in 2022.
Board Leadership Structure
Our Board maintains a structure whereby the Chair of the Board is an independent director. Our Board believes that having a chair who is independent of management provides strong leadership for the Board and helps ensure critical and independent thinking with respect to our Company’s strategy and performance. Our CEO is also a member of the Board as the management representative. We believe this is important to make information and insight directly available to the directors in their deliberations. Our Board believes that this structure provides an appropriate, well-functioning balance between non-management and management directors that combines experience, accountability and effective risk oversight. Under our Corporate Governance Guidelines, the Chair of the Board and the CEO role may be filled by the same individual, but the Board does not currently anticipate doing so. However, in light of the significant benefits provided by strong independent leadership, in the event the Chair of the Board is not independent, the non-employee directors of the Board will select a Lead Director who will have authority to, among other things, serve a liaison between the Chair of the Board and the independent directors, be available for consultation and direct communication with major shareholders, lead executive sessions of the Board, call meetings of the independent directors, and approve meeting agendas, schedules and information sent to the Board.
Risk Oversight
Senior management is responsible for day-to-day management of risks facing ChampionX, including the creation of appropriate risk management policies and procedures. The Board is responsible for overseeing management in the execution of these responsibilities and for assessing the Company’s overall approach to risk management. The Board regularly assesses significant risks to the Company in the course of its review and oversight of the Company’s strategy and the Company’s annual operating plan. As part of its responsibilities, the Board and its standing committees also regularly review material strategic, operational, financial, legal, compensation and compliance risks with executive officers. As part of the Board’s review of the Company’s risk management policies and procedures in

2022, the Board concluded that the programs and practices are not reasonably likely to have a material adverse effect on the Company.
Oversight of specific risks is undertaken within the committees of the Board, including:

Audit Committee	Compensation Committee	Governance and Nominating Committee
Risks related to financial and other regulatory reporting	Risks related to compensation practices, including performance criteria and responding to shareholder “Say-on-Pay” votes	Risks related to sustainability/ESG strategy, initiatives and policies
Risks related to internal controls and enterprise risk assessment and management	Risks related to CEO and management succession	Risks related to CEO and management performance and emergency CEO succession
Risks related to compliance and legal matters, including complaints from whistleblowers	Risks related to talent recruitment, development and retention	Risks related to conflicts of interest and compliance with the Code of Business Conduct & Ethics
Risks related to cybersecurity and data and information technology systems	Compliance with stock ownership guidelines by directors and management	Risks related to board composition, suitability and performance

    As part of the Audit Committee’s oversight of compliance matters, the Company’s Chief Compliance Officer reports quarterly to the Audit Committee regarding compliance with the Company’s codes and policies, including the Code of Business Conduct & Ethics and Code of Ethics for Chief Executive Officer and Senior Financial Officers. In addition, the Company’s Chief Compliance Officer reviews and assesses the design of the Company’s compliance program, including resources dedicated to the program, on an annual basis with the entire Board.
In 2021, our ESG Working Group identified the four ESG Priorities critically important to our internal and external stakeholders. Reports on the progress made by the ESG Working Group, and by the cross-functional workstreams it created to integrate ESG priorities within the facets of the Company’s day-to-day work, are made to the Governance and Nominating Committee, or to the full Board, quarterly. Through these reports, the Governance and Nominating Committee oversees integration and alignment of the ESG Priorities with the Company’s strategic objectives and operating principles, as well as the ways in which such priorities, integration and alignment may enhance, or form risk to, shareholder value.
Cybersecurity. The Audit Committee oversees the Company’s global cybersecurity risk environment and the Company’s cybersecurity strategy and priorities. The Company’s Senior Vice President and Chief Information Officer (the “CIO”), together with other senior leadership, regularly reviews with the committee the Company’s global information technology matters, including technology and cybersecurity structure and strategic efforts to protect, optimize and support the growth of the Company, as well as the Company’s internal assessment of cybersecurity risk management capabilities. The Company utilizes the National Institute of Standards & Technology Framework for Improving Critical Infrastructure Cybersecurity (NIST Framework), a toolkit for organizations to manage cybersecurity risk, in its assessment of cybersecurity capabilities and in developing cybersecurity priorities. In addition to internal assessments, the Company’s cybersecurity strategy and capabilities are evaluated and audited against the NIST Framework and industry best practices by independent, third-party, leading specialists in cybersecurity. Our CIO and senior leadership review the results of the independent assessment with the committee, together with measures to be implemented to further strengthen the Company’s information technology infrastructure as the Company grows and evolves. The Company regularly provides information technology and cybersecurity training to employees, with at least one training session per year, and regular distribution of cybersecurity safety tips. The Company also conducts regular internal phishing education campaigns to heighten employee awareness to cyber security threats, and our CIO reviews the results of these campaigns, as well as the progress of employee training, in her regular reports to the Audit Committee.

Enterprise Risk Management. The Audit Committee currently maintains responsibility for overseeing the Company’s enterprise risk management process and regularly reviews the Company’s major risk exposures and steps management has taken to monitor and control such exposure. The Company maintains an Enterprise Risk Committee with broad responsibility for the identification of material risks for the Company and the Company’s risk management process. The Enterprise Risk Committee consists of members from executive management, corporate compliance and internal audit, and has responsibilities that include the following:
•Implementation and maintenance of a process to identify, evaluate and prioritize risks to the achievement of the Company’s objectives;
•Alignment of risk decisions with the Company’s values, policies, procedures, and performance metrics;
•Support for the integration of risk assessment and controls into day-to-day business processes, planning and decision-making, including the availability of information and alignment with information technology assets;
•Identification of roles and responsibilities across the Company with responsibility for risk assessment and control functions;
•Regular evaluation of the overall design and operation of the risk assessment and control process, including the development of relevant metrics; and
•Regular reports to senior management and the Board of Directors regarding its processes and the most significant risks to the achievement of the Company’s objectives.

Compensation and Risk
We believe that our compensation programs are designed with appropriate risk mitigators, including:
•stock ownership guidelines for executive officers that align the interests of the executive officers with those of our shareholders;
•mix of base salary, cash incentive opportunities, and long-term equity compensation, that provides a balance of short-term and long-term incentives with fixed and variable components;
•inclusion of non-financial metrics, such as qualitative performance factors, in determining actual compensation payouts;
•use of restricted stock and other equity awards, including performance shares, that typically vest over a multi-year period, to encourage executives to take actions that promote the long-term sustainability of our business;
•evaluating compensation values and designs against industry peers to remain competitive and retain key talent;
•an absolute total shareholder return (“TSR”) collar on performance awards to limit amounts paid if absolute TSR declines over the performance period, and provides a payment floor if absolute TSR exceeds 15%, to align executives’ interests with those of our shareholders; and
•an executive compensation clawback policy with a three-year lookback providing for the recovery from an executive officer of any incentive compensation granted on the basis of financial or operating results that are subject to a material negative restatement as the result of fraud, intentional misconduct or gross negligence of the executive officer.
In 2022, the SEC adopted final rules requiring the clawback of compensation from any current or former executive officer of incentive compensation erroneously awarded due to an accounting restatement with a three-year lookback period. The new SEC rule requires the national securities exchanges, including Nasdaq, to adopt listing standards, to become effective no later than November 28, 2023, that require listed companies to adopt and comply with the new clawback policy, and to provide disclosure regarding such policy and how it is implemented. We will monitor the listing standards that Nasdaq adopts and amend our executive compensation clawback policy in compliance with those standards once the listing standards are finalized and effective.

Change in Director Occupation
Directors who retire or substantially change their principal position of employment are required to tender their resignation from the Board to the Governance and Nominating Committee, which the committee then considers and recommends to the Board whether to accept or reject the resignation.
Director Retirement Age and Tenure Policy
Pursuant to our Corporate Governance Guidelines, beginning with this Meeting, a non-employee director may not stand for re-election after he or she attains the age of 72 years. A non-employee director also may not stand for re-election upon the completion of ten years of service. The Board may waive these policies for a director in certain circumstances, and will include the rationale for such waiver in the proxy materials nominating such director for re-election.
In accordance with the effectiveness of the retirement age policy with this Meeting, Stephen K. Wagner is not standing for re-election. Stephen M. Todd has also previously reached the age of 72 years and the Board has waived the retirement age policy to nominate Mr. Todd for re-election at the Meeting. The waiver was made in consideration of Mr. Todd’s deep understanding of the Company, in light of his service on the Board since the Company’s spin from Dover Corporation in 2018 and his service on Dover Corporation’s Board since 2010. In addition, his service on the Audit Committee helps to provide continuity of leadership, knowledge and experience given Mr. Wagner’s retirement and departure from the Audit Committee, Mr. Porter’s departure of the Audit Committee at the conclusion of the Meeting, and the addition of Ms. Chamarthi, Ms. Pickle and Mr. Fierro as members of the Audit Committee in 2023.
Succession Planning
In accordance with our Corporate Governance Guidelines, the Board is responsible for oversight of management succession planning and believes in the importance of a sound management succession process. Our CEO, with the assistance of the Compensation Committee, is responsible for developing and maintaining a succession process and advising the Board on planning for potential successor CEOs as well as other key senior executive officers of the Company, including in the event of an unexpected occurrence. The independent members of the Board are responsible for oversight of this succession planning and review the succession plan at least annually.
The Governance and Nominating Committee, with the assistance of the CEO, prepares and recommends to the Board a description of the ideal experience and qualities of a CEO of the Company, and has developed policies and procedures for the selection of a new CEO in the event of an emergency or the retirement of the CEO. The Board reviews and evaluates management succession at least annually, in connection with a report by the Compensation Committee, including recommendations, evaluations and monitoring of the development of internal candidates.
The Board also believes that developing its own succession plan is important, reviewing, on an annual basis, its director selection criteria, and its approach to Board and committee leadership structure and membership, with a focus on critical board skills, diversity and independence.
Director Attendance at Shareholders Meetings
Recognizing that director attendance at our annual meetings of shareholders can provide our shareholders with an opportunity to communicate with the directors about matters affecting the Company, our directors are encouraged to attend such meetings. All of our directors then in office attended the 2022 annual meeting of shareholders.

Stock Ownership Guidelines
The Company maintains a policy that requires executive officers to hold a number of shares with a value at least equal to a pre-determined multiple of each executive officer’s annual salary within five years from the date the executive becomes subject to the guidelines. This policy is discussed in the “Additional Executive Compensation Governance Considerations” section of the Compensation Discussion and Analysis. In addition, each independent director is expected to hold a number of shares with a value at least equal to five times the base annual cash compensation paid to each such director during the period he or she is a director. See the section titled “Director Compensation” for additional information.
Anti-Hedging and Anti-Pledging Policy
The Company maintains a Securities Trading Policy which prohibits directors, officers, and certain other employees from pledging (subject to limited exceptions) or hedging shares of ChampionX stock.
Directors’ Meetings
During 2022, the Board met five times and held informational sessions with management to review and discuss matters and opportunities related to the Company’s execution of its strategic objectives. Each director then in office attended 100% of the meetings of the Board and the Board committees on which the director served. The Board conducts executive sessions in conjunction with its regularly scheduled meetings at least quarterly without management representatives present. Mr. Rabun, as Chairman of the Board, presides at these sessions. If Mr. Rabun is determined to no longer be an independent director or is not present at any of these sessions, the non-employee directors of the Board shall elect a Lead Director to preside.
Board and Committee Evaluations
The Board and each of its committees conduct an annual evaluation to determine whether the Board is functioning effectively both at the Board and at the committee levels. The Board recognizes that a robust evaluation process is an essential component of strong corporate governance practices and ensuring Board effectiveness. The Governance and Nominating Committee oversees an annual evaluation process led by the committee’s chair and the Chairman of the Board. Each director completes a detailed written annual evaluation of the Board and the committees on which he or she serves. These Board evaluations are designed to assess the skills, qualifications, and experience represented on the Board and its committees, and to determine whether the Board and committees are functioning effectively. The process also evaluates the relationship between management and the Board, including the level of access to management, responsiveness of management, and the effectiveness of the Board’s evaluation of management performance. The results of this Board evaluation are discussed in executive session by the full Board. The results of each committee evaluation are discussed in executive session by each committee and then reported to the full Board in executive session. Changes to the Board’s and its committees’ practices are implemented as appropriate. In addition, evaluations of the performance of individual directors are completed bi-annually, conducted through interviews with the Chairman of the Board and the chair of the Governance and Nominating Committee, who then share the results of these assessments with the individual directors. The Chairman of the Board and the chair of the Governance and Nominating Committee do not participate in the interviews related to their own performance.
Procedures for Approval of Related Person Transactions
We generally do not engage in transactions in which our executive officers or directors, any of their immediate family members or any shareholders holding 5% or more of our outstanding common stock have a material interest. Should a proposed transaction or series of similar transactions involve any such persons and in an amount that exceeds $120,000, the transaction would be reviewed by the Governance and Nominating Committee in accordance with the Related Person Transactions Policy and Procedures adopted by the Board, which are posted on our website.
Under the procedures, our General Counsel determines whether a proposed transaction requires review under the policy and, if so, presents the transaction to the Governance and Nominating Committee for review and consideration at its next regularly scheduled meeting. The Governance and Nominating Committee reviews the relevant facts and circumstances of the transaction and approves, rejects or ratifies the transaction. If the proposed transaction is immaterial, the chair of the Governance and Nominating Committee may approve the transaction and report the transaction at the next meeting of the Governance and Nominating Committee. If it is impractical to postpone the proposed transaction until the next meeting of the Governance and Nominating Committee, the chair of such committee decides whether to (i) approve the transaction and report the transaction at the next meeting of the Governance and Nominating Committee or (ii) call a special meeting of the Governance and Nominating Committee to review the transaction. Should the proposed transaction involve the CEO or enough members of the Governance and Nominating Committee to prevent a quorum, the disinterested members of the committee will review the transaction and make a recommendation to the Board, and the disinterested members of the Board will then approve, reject or ratify the transaction. No director may participate in the review of any transaction in which he or she is a related person.
There were no related person transactions during 2022 that are required to be reported in this Proxy Statement.
Communication with the Board
Shareholders and other interested parties may contact any member of the Board, as a group or individually, any committee, or the independent directors as a group, by writing to them at ChampionX Corporation, c/o Secretary, 2445 Technology Forest Boulevard, Building 4, 12th Floor, The Woodlands, Texas 77381. Our General Counsel and Secretary, an employee, reviews all communications directed to any committee and the Board. The chair of the Audit Committee is promptly notified of any substantive communication involving accounting, internal controls, or audit matters. The Chairman of the Board is promptly notified of any other significant communication, and any Board-related matters which are addressed to a named director are promptly sent to that director. Copies of all communications are available for review by any director. Some communications, such as advertisements, business solicitations, junk mail, resumes, and any communication that is overly hostile, threatening, or illegal will not be forwarded to the Board. Communications may be made anonymously or confidentially. Confidentiality shall be maintained unless disclosure is:
•required or advisable in connection with any governmental investigation or report; or
•in the interests of ChampionX, consistent with the goals of our Code of Business Conduct & Ethics.
Director Independence
Director independence is determined in accordance with the listing standards of the various securities exchanges as well as by the rules and regulations of the SEC. Our Corporate Governance Guidelines provide that a significant majority of the Board and all of the members of the Audit, Compensation, and Governance and Nominating Committees must be independent from management and must meet all of the applicable criteria for independence established by Nasdaq and the SEC. Our Board makes an annual determination of the independence of each director. No director may be deemed independent unless the Board determines that neither the director nor any of the director’s immediate family members has a material relationship with ChampionX, directly or as an officer, shareholder or partner of an organization that has a material relationship with ChampionX.
Our Board has determined that each director, except for Mr. Somasundaram, has no material relationship with ChampionX and meets the independence requirements of Nasdaq and the SEC.
Committees of the Board of Directors
Our Board has a standing Audit Committee, Governance and Nominating Committee, and Compensation Committee. The charters adopted by the Board for each committee, which describe each committee’s responsibilities, authority and resources in greater detail, are available on our website at investors.championx.com.

Audit Committee
Stephen M. Todd    Meetings Held in 2022: 8
Committee Chair

Additional Committee Members in 2022: Stuart Porter and Stephen K. Wagner

Primary Responsibilities: The Audit Committee is responsible for, among other matters:
•Selecting and engaging the independent registered public accounting firm (“independent auditors”);
•Overseeing the work of the independent auditors and the Company’s internal audit function;
•Approving in advance all services to be provided by, and all fees to be paid to, the independent auditors, who report directly to the committee;
•Overseeing the adequacy and integrity of the Company’s financial statements and its financial reporting and disclosure practices;
•Reviewing with management and the independent auditors the audit plan and results of the auditing engagement;
•Reviewing with management and the independent auditors the quality and adequacy of the Company’s internal control over financial reporting; and
•Overseeing the Company’s financial, legal, cybersecurity, enterprise and compliance risk assessments and programs.
The responsibilities and duties of the Audit Committee include reviewing and discussing with management and the independent auditors ChampionX’s annual audited financial statements and quarterly financial statements prior to inclusion in the Company’s Annual Report on Form 10-K, quarterly earnings releases published by the Company, and other public filings in accordance with applicable rules and regulations of the SEC. The Audit Committee also receives regular reports from management with respect to cybersecurity, enterprise and legal and compliance risks.
The Audit Committee holds regular quarterly meetings at which it meets separately with the Company’s independent auditors, and with the Chief Financial Officer to assess certain matters, including the status of the independent audit process, and management’s assessment of the effectiveness of disclosure controls and procedures. In addition, the Audit Committee, as a whole, will review and meet to discuss the contents of each Form 10-Q and review and approve the Form 10-K (including the financial statements) prior to its filing with the SEC.
Independence: All members of the Audit Committee qualify as independent directors for audit committee membership according to the rules and regulations of the SEC and Nasdaq. All members of the Audit Committee are financially literate and qualify as an “audit committee financial expert” as defined under SEC rules and as “financially sophisticated” under Nasdaq corporate governance requirements.
Please see the Audit Committee Report for additional information on the manner in which the committee fulfilled its responsibilities in 2022.
Mamatha Chamarthi, Carlos A. Fierro, and Elaine Pickle joined the Audit Committee in February 2023. At the conclusion of the Meeting, Mr. Porter will depart the Audit Committee and join the Compensation Committee.

Governance and Nominating Committee
Stephen K. Wagner    Meetings Held in 2022: 4
Committee Chair

Additional Committee Members in 2022: Gary P. Luquette and Daniel W. Rabun
Primary Responsibilities: The Governance and Nominating Committee is responsible for, among other matters:
•Developing, reviewing, and recommending to the Board corporate governance guidelines and the Company’s Code of Business Conduct & Ethics;

•Identifying and recommending to our Board candidates for election as directors and any changes it believes desirable in the size and composition of the Board;
•Making recommendations to our Board concerning the structure and membership of the Board committees;
•Monitoring and reviewing the overall adequacy of, and overseeing the Company’s ESG strategy, initiatives and policy;
•Overseeing the approval, rejection or ratification of related person transactions in accordance with the Company’s Related Person Transactions Policy and Procedures; and
•Developing and overseeing the process for the Board and committee self-evaluations and the process by which the CEO and senior management are evaluated.

Qualification and Nominations of Directors
The Governance and Nominating Committee considers and recommends to the Board nominees for election to, or for filling any vacancy on, the Board or its committees in accordance with our by-laws, our Corporate Governance Guidelines, and the Governance and Nominating Committee’s charter. The Governance and Nominating Committee periodically reviews the requisite skills and characteristics of Board members as well as the size, composition, functioning and needs of our Board as a whole. To be considered for Board membership, a nominee for director must be an individual who has the highest personal and professional integrity, who has demonstrated exceptional ability and judgment, and who will be most effective, in conjunction with the other members of our Board, in serving the long-term interests of our shareholders.
The Governance and Nominating Committee also considers directors’ qualifications as independent directors (the Board requires that a substantial majority of its members be independent and all of the members of the Audit, Compensation, and Governance and Nominating Committees be independent), the financial literacy of members of the Audit Committee, the qualification of Audit Committee members as “audit committee financial experts” and “financially sophisticated,” the qualification of Compensation Committee members as “non-employee directors” and the diversity, skills, background and experiences of Board members in the context of the needs of the Board. The Governance and Nominating Committee may also consider such other factors as it may deem to be in the best interests of ChampionX and our shareholders. For director nominees who are current directors, the Governance and Nominating Committee considers their history of attendance at Board and committee meetings, as well as preparation for, participation in and contributions to the effectiveness of those meetings in determining whether to nominate them for re-election.
The Board believes that a diverse membership having a variety of skills, styles, experience and competencies is an important feature of a well-functioning board. Accordingly, the Board believes that diversity of viewpoints, backgrounds and experience (inclusive of gender, race and age) should be a consideration in Board succession planning and recruiting, consistent with nominating only the most qualified candidates for the Board who bring the required skills, competencies and fit to the boardroom. The Board remains committed to considering board candidate slates that are as diverse as possible and, to that end, requires that diversity be a central component of search criteria for director candidates.
Whenever the Governance and Nominating Committee concludes, based on the reviews or considerations described above or due to a vacancy, that a new nominee to our Board is required or advisable, it will consider recommendations from directors, management, shareholders and, if it deems appropriate, consultants retained for that purpose. It is the policy of the Governance and Nominating Committee to consider director candidates recommended by the Company’s shareholders and apply the same criteria in considering those director candidates that it employs in considering candidates proposed from any other source. Shareholders who wish to recommend an individual for nomination should send that person’s name and supporting information to the committee, in care of the Secretary of ChampionX. Shareholders who wish to directly nominate an individual for election as a director, without going through the Governance and Nominating Committee must comply with the procedures in our by-laws discussed under “Shareholder Proposals and Nominations for the 2024 Annual Meeting.”
At the conclusion of the Meeting, Mr. Rabun will succeed Mr. Wagner as Chair of the Governance and Nominating Committee and Heidi Alderman will join the Governance and Nominating Committee.

Compensation Committee
Gary P. Luquette    Meetings Held in 2022: 4
Committee Chair

Additional Committee Members in 2022: Heidi S. Alderman, Mamatha Chamarthi and Daniel W. Rabun

Primary Responsibilities: The Compensation Committee is responsible for, among other matters:
•Approving compensation of executive officers, as required by Nasdaq governance requirements;
•Granting awards and approving payouts under the Company’s equity plans and its annual executive incentive plan;
•Approving changes to the Company’s compensation plans;
•Reviewing and recommending compensation for the Board;
•Evaluating the relationship between the Company’s incentive compensation arrangements and its risk management policies and practices;
•Reviewing, and discussing with management, the Company’s human capital programs, policies and procedures, including CEO succession planning; and
•Supervising the administration of the compensation plans.
The Compensation Committee, meeting in executive session together with the independent directors of our Board, will approve the compensation of our CEO. The Company’s executives leave meetings of the Compensation Committee during discussions of individual compensation actions affecting them personally and during all executive sessions, unless requested to remain by the committee.
Independence: Each member of the Compensation Committee qualifies as an independent director for compensation committee membership as defined by applicable Nasdaq listing standards and our Corporate Governance Guidelines. In addition, the members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.
Compensation Committee Interlocks and Insider Participation: None of the members of the Compensation Committee has served as an officer or employee of the Company. Further, none of the Company’s executive officers has served as a member of the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee.
At the conclusion of the Meeting, Ms. Chamarthi will depart the Compensation Committee and Stuart Porter will join the Compensation Committee.

Item 1: Election of Directors
______________________________________________________________________________
The Board has nominated the following members of the Board for election at the Meeting to a one-year term expiring at the 2024 Annual Meeting:

Heidi Alderman	Stuart Porter
Mamatha Chamarthi	Daniel W. Rabun
Carlos A. Fierro	Sivasankaran (“Soma”) Somasundaram
Gary P. Luquette	Stephen M. Todd
Elaine Pickle
Stephen K. Wagner, a current member of our Board of Directors, is retiring from the Board at the Meeting. Mr. Wagner has attained the age of 72 years and is not standing for re-election in accordance with the retirement age policy in the Company’s Corporate Governance Guidelines. Upon Mr. Wagner’s retirement, the size of our Board will be reduced to nine members.
Mr. Todd has also reached the age of 72 years and the Board has waived the retirement age policy in the Company’s Corporate Governance Guidelines to nominate Mr. Todd for re-election at the Meeting. The waiver was made in consideration of Mr. Todd’s deep understanding of the Company, in light of his service on the Board since the Company’s spin from Dover Corporation in 2018 and his service on Dover Corporation’s Board since 2010. In addition, his service on the Audit Committee helps to provide continuity of leadership, knowledge and experience given Mr. Wagner’s retirement and departure from the Audit Committee, Mr. Porter’s departure from the Audit Committee, and the addition of Ms. Chamarthi, Ms. Pickle and Mr. Fierro as members of the Audit Committee in 2023.
Mr. Fierro and Ms. Pickle joined the Board in February 2023 and the Meeting is the first time their nominations are being voted upon by our shareholders. All other nominees for election to the Board were elected by our shareholders in 2022.
In recommending the nominees for re-election to the Board, the Governance and Nominating Committee considered their personal and professional ethics, integrity and values, expertise, skills and understanding of the Company’s business environment, diversity of viewpoints, background and experience, and preparation for and participation at Board and committee meetings. Please see “Governance and Nominating Committee – Qualification and Nominations of Directors” for additional information on the criteria and process the Governance and Nominating Committee considers in nominating candidates for election to the Board. A description of each nominee’s individual qualifications are included in their biographical information below.
The Board recommends that you vote FOR the election of each nominee to the Board.
Each nominee has indicated approval of his or her nomination and his or her willingness to serve if elected. If any nominee for election becomes unavailable to serve as a director before the Meeting, an event which we do not anticipate, the persons named as proxies may vote for a substitute nominee or nominees as may be designated by our Board for election at the Meeting. Proxies cannot be voted for more than the number of nominees proposed for re-election. The nine nominees receiving the highest number of votes cast will be elected as directors.

Nominees for Director Standing for Election

Heidi S. Alderman Director since June 3, 2020 Age 63
Ms. Alderman is the former Senior Vice President, Intermediates of BASF Corporation (a global chemical manufacturing company), a position she held from 2016 until her retirement in 2019. Prior to this role, Ms. Alderman held the positions of Senior Vice President, North American Petrochemicals from 2011 to 2016; Senior Vice President, North American Procurement from 2008 to 2011; Vice President, Functional Polymers from 2005 to 2008; and Business Director, Polymers from 2003 to 2005, all at BASF SE. Ms. Alderman has served on the board of directors of Olin Corporation since 2019 where she is a member of the Compensation Committee and the Directors and Corporate Governance Committee.
Ms. Alderman’s more than 35-year career in chemicals manufacturing brings a unique and valuable perspective to the Board. She also holds a bachelor's degree in chemical engineering from Stevens Institute of Technology and a master's degree in chemical engineering from Drexel University, providing a depth of expertise for the Company’s expanded business. Ms. Alderman has held various positions in business, operations, research, procurement, product and marketing management at BASF, Air Products and Chemicals Inc. and Rohm and Haas, in addition to completing the University of Pennsylvania Wharton Management Program in business administration. With the breadth of her experience, Ms. Alderman brings significant and valuable leadership, operational, innovation, business transformation and human capital and talent development skills to the Board, as well as a global business management perspective adept at strategy development and grounded in ESG considerations.

Mamatha Chamarthi Director since May 9, 2018 Age 53
Ms. Chamarthi is the Head of Software Business & Product Management (Global, Americas, Asia) of Stellantis N.V. (from May 2021 to present) where she was previously Chief Information Officer – North America and Asia Pacific (from April 2019 to May 2021). Ms. Chamarthi served as Senior Vice President and Chief Digital Officer of ZF Friedrichshafen AG, (from August 2016 to April 2019). She has also served as Senior Vice President, Chief Digital Officer and Chief Information Officer of ZF TRW Automotive Holdings Corporation (from April 2014 to August 2016), Vice President and Chief Information Officer of CMS Energy Corporation (from May 2010 to December 2013) and Senior IT Executive of Daimler Financial Services (from August 2007 to May 2010).
Ms. Chamarthi’s more than 20 years of domestic and global technology experience in the energy, financial services and automotive industries makes her a valuable resource for the Board. Ms. Chamarthi brings to the Board significant experience collaborating with boards of directors, including technology and audit committees, as an officer of ZF Friedrichshafen AG, ZF TRW Automotive

Holdings, CMS Energy and Daimler Financial. Her innovative technology and transformation experience provide her with unique insights into the highly engineered technologies that the Company provides to its customers. In addition, Ms. Chamarthi’s experience provides valuable operational, cybersecurity, human capital and talent development, and ESG perspectives, formed from her leadership positions with global responsibility and experience in strategy development.

Carlos A. Fierro Director since February 15, 2023 Age 62	Mr. Fierro is an experienced investment banker and former attorney with more than 35 years of experience in the natural resources sector, including exploration and production, midstream, refining and marketing, oilfield services, chemicals and mining. Mr. Fierro is currently a Senior Advisor to Guggenheim Securities, a division of Guggenheim Partners, with a focus on the energy sector, a position he has held since April 2016. From September 2008 through June 2013, Mr. Fierro was a Managing Director and Global Head of the Natural Resources Group of Barclays, which encompasses Barclays’ oil and gas, chemicals and metals and mining businesses. Prior to that, he spent 11 years at Lehman Brothers, where his last role was as the Global Head of the Natural Resources Group. Before joining Lehman Brothers, Mr. Fierro was a transactional lawyer with Baker Botts L.L.P., where he practiced corporate, M&A and securities law. He previously served on the Board of Directors of Shell Midstream Partners, L.P. and Athabasca Oil Corporation, and currently serves on the advisory board for Greenbelt Capital Partners. Mr. Fierro is Mexican American. He holds a B.A. from the University of Notre Dame and a J.D. from Harvard University.

Mr. Fierro’s extensive experience in the energy industry brings a unique and valuable perspective to the Board. Throughout his banking career, Mr. Fierro participated in the development, structuring, negotiation and execution of numerous merger, acquisition, divestiture, restructuring and joint venture transactions. In the natural resources sector, these included transactions for companies involved in exploration and production, refining and marketing, oil field services, mining, pipelines, petrochemicals and coal. In his law practice, Mr. Fierro devoted his time principally to oil and gas transactions, including hostile takeovers, acquisitions, divestitures, public and private debt and equity financing transactions, corporate restructurings and proxy fights. Together with his prior Board of Director service with energy companies, Mr. Fierro offers significant leadership, strategic development, corporate governance, risk assessment and management and industry perspective on a global scale to assist the Board in the assessment and management of the specific risks and opportunities faced by the Company.

Gary P. Luquette Director since May 9, 2018 Age 67
Mr. Luquette previously served as President and Chief Executive Officer of Frank’s International N.V., a global provider of engineered tubular services to the oil and gas industry, from January 2015 to November 2016, following which he served as a special advisor to Frank’s International N.V. until his retirement in December 2016. From 2006 to September 2013, Mr. Luquette served as President of Chevron North America Exploration and Production, a unit of Chevron Corporation. Mr. Luquette began his career with Chevron Corporation in 1978 and, prior to serving as President, held several other key exploration and production positions in Europe, California, Indonesia and Louisiana. Mr. Luquette served on the Board of Directors of McDermott International, Inc. from 2013 to 2020, where he was Chairman of the Board from 2014 until his departure and also served on the Compensation Committee. He also served on the Supervisory Board of Frank’s International N.V. from November 2013 to May 2017, and the Board of Directors of Southwestern Energy Company from 2017 to 2019, where he was a member of the Health, Safety, Environment and Corporate Responsibility Committee.

Mr. Luquette brings a depth of business, industry, operational, talent development, and strategic development experience to the Board, including his two years as President and Chief Executive Officer at Frank’s International N.V., his seven years as President of Chevron North America Exploration and Production, along with his holding several key exploration and production positions at Chevron. He is uniquely positioned to assist the Board in assessing and managing the types of risks and opportunities faced by the Company. Mr. Luquette’s international experience also adds a valuable global perspective to the Board. Mr. Luquette’s extensive board and committee participation makes him well suited to advise the Board on various transformation and corporate governance matters and in the oversight of public company leadership.

Elaine Pickle Director since February 15, 2023 Age 58
Ms. Pickle brings more than 30 years of audit experience in public accounting with an emphasis on the energy industry, including upstream, midstream and energy service companies. Ms. Pickle was a senior audit partner at Ernst & Young LLP (“EY”) until her retirement in 2021. She joined EY in 1986 and served as a National Professional Practice Partner from 2014 to 2018. Ms. Pickle is a certified public accountant and member of the American Institute of Certified Public Accountants. She has served on the board and development committee of Theatre Under the Stars since 2018. Ms. Pickle earned her Bachelor of Business Administration in accounting, summa cum laude, from Texas Tech University in 1986. Ms. Pickle is NACD Directorship Certified® and also completed the Northwestern University Kellogg School of Management Executive Leadership Program and EY Inclusiveness Leadership Program. Ms. Pickle has served on the Board of Directors of DT Midstream, Inc. since 2021 where she is the Chair of the Audit Committee and is a member of the Finance Committee and the Corporate Governance Committee.
Ms. Pickle’s extensive financial experience, and broad understanding and perspective of the energy industry in the United States and throughout the world provides valuable global leadership expertise and insights to the Board. She has served as audit partner for a variety of SEC registrants, spanning almost all aspect of the energy industry. In Ms. Pickle’s role as National Professional Practice Partner, she evaluated and had oversight for technical accounting, auditing and SEC reporting matters as well as quality initiatives in the Southwest region. She has served as a technical subject matter specialist on a variety of technical accounting and SEC reporting issues, including adoption of new accounting standards, matters requiring consultations on highly complex or judgment evaluations, and in support to clients and engagement teams on SEC communications and registrations. Ms. Pickle is well-suited to advise the Board on oversight of financial, accounting, auditing and corporate governance matters, as well as utilizing her global industry experience to provide ESG, strategy development and risk assessment and management oversight.

Stuart Porter Director since June 3, 2020 Age 57
Mr. Porter founded Denham Capital in 2004 and is a Managing Partner as well as Denham’s Chief Executive Officer and Chief Investment Officer. Mr. Porter holds a Bachelor of Arts from the University of Michigan and a Master of Business Administration from the University of Chicago Booth School of Business.
Mr. Porter brings three plus decades of experience evaluating, investing and advising companies all along the energy value chain. In his current and previous roles, he has overseen the management of 40 upstream, midstream and oilfield service companies representing in excess of $3.5 billion of invested capital. Additionally, Mr. Porter has significant global experience, managing offices in London and Perth Australia for Denham Capital as well as deploying investment capital across more than 25 portfolio companies in Africa, Australasia, and North and South America. In Mr. Porter’s previous roles as a founding partner of Sowood Capital Management LP and Vice President and Portfolio Manager at Harvard Management Company, Inc., Bacon Investments, at J. Aron, a division of Goldman Sachs, and at Cargill Mr. Porter oversaw both trading and investment portfolios in energy in both the public and private sectors.
Mr. Porter’s experience as a founder and as a private investor, brings a unique and valuable perspective to the Board, with significant experience in advising, overseeing and implementing business transformation, strategy development, innovation, talent development and operations in a global environment.

Daniel W. Rabun Director since May 9, 2018 Age 68
From 2007 until his retirement in May 2015, Mr. Rabun served as the Chairman of Ensco plc, an offshore drilling services company, based in London. He retired as President and Chief Executive Officer of Ensco in June 2014, having held the office of Chief Executive Officer for more than seven years and President for more than eight years. Prior to joining Ensco, Mr. Rabun was a partner with the international law firm of Baker & McKenzie LLP, where he provided legal advice to oil and gas companies. Mr. Rabun has served on the Board of Directors and as a member of the Audit Committee of Golar LNG Ltd. since February 2015 and served as the non-executive Chairman from September 2015 to September 2017. He has also served on the Board of Directors of APA Corporation (formerly known as Apache Corporation) since May 2015, where he is currently a member of the Corporate Responsibility, Governance and Nominating Committee and the Audit Committee. During 2012, he served as Chairman of the International Association of Drilling Contractors. Mr. Rabun has also been a certified public accountant since 1976.

Mr. Rabun brings a variety of important experiences to the Board, including service as Chairman of the Board, President, and Chief Executive Officer of Ensco. During Mr. Rabun’s term at Ensco, Ensco drilled some of the most complex wells for super majors, national oil companies, and independent operators in nearly every global strategic oil and gas area, providing him with significant operational experience, including human capital development and management. Mr. Rabun’s legal expertise gathered over many years at Baker & McKenzie LLP, accounting knowledge gained from having been a certified public accountant since 1976, along with his board committee experience as both an Audit Committee and Management Development and Compensation Committee member, provides substantial value and leadership to the Board. Mr. Rabun’s international experience, global perspective, experience with strategic acquisitions and business transformations, and financial acumen from having served a total of more than eight years as the business head of a public company, assists the Board in the assessment and management of risks faced by oil and gas companies.

Sivasankaran (“Soma”) Somasundaram Director since April 18, 2018 Age 57
Mr. Somasundaram serves as ChampionX’s President and Chief Executive Officer and is a member of the Board. Mr. Somasundaram previously served as a Vice President of Dover and as President and Chief Executive Officer of Dover Energy, in which capacity he acted from August 2013 until our spin-off from Dover in 2018. Prior to that, he served Dover in a number of leadership capacities, including as Executive Vice President of Dover Energy, Executive Vice President of Dover Fluid Management, President of Dover’s Fluid Solutions Platform, President of Dover’s Gas Equipment Group, and President of Dover’s RPA Process Technologies. Prior to joining Dover, Mr. Somasundaram served in various global leadership roles at GL&V Inc. and Baker Hughes Inc. Mr. Somasundaram received a B.S. in Mechanical Engineering from Anna University and a M.S. in Industrial Engineering from University of Oklahoma.
Mr. Somasundaram’s strong global business background, having lived and worked in India, Germany, Singapore and Australia, deep operational and financial acumen from having served more than four years as President and Chief Executive Officer of Dover Energy, a segment of Dover, a public company, and years of experience in the energy industry makes him a valuable resource for the Board. Mr. Somasundaram’s technical experience developed during his time in a number of positions in businesses that serve the energy, chemical, mining, sanitary and other process industries, including RPA Process Technologies and Baker Hughes, along with his degrees in both Industrial and Mechanical Engineering, provide him with unique insights into the highly engineered technologies that ChampionX provides to its customers. He has demonstrated success in leading business transformations in the spin of the Company into an independent public company in 2018 and the merger combining the Chemical Technologies business with the Company in 2020, requiring significant skills in strategy development and human capital management and building and maintaining a strong, inclusive culture, among others, while providing valuable leadership in embedding ESG priorities across business functions and operations.

Stephen M. Todd Director since May 9, 2018 Age 74
Mr. Todd was Global Vice Chairman from 2003 until his retirement in 2010 of Assurance Professional Practice of Ernst & Young Global Limited, London, UK, an assurance, tax, transaction and advisory services firm. Prior thereto, he served in various positions with Ernst & Young (since 1971). Mr. Todd is also a member of the Board of Directors and Chair of the Audit Committee of Dover. Mr. Todd was a member of the Board of Trustees and Chairman of the Audit Committee of PNC Funds (registered management investment companies) from November 2011 until the PNC Funds were transferred to Federated Investments in November 2019.
Mr. Todd’s experience in the accounting profession makes him a valuable resource for the Board. Mr. Todd brings to the Board significant financial experience in both domestic and international business following a 40-year career at Ernst & Young where he specialized in assurance and audit. Mr. Todd developed and directed Ernst & Young’s Global Capital Markets Centers, which provide accounting, regulatory, internal control and financial reporting services to multinational companies in connection with cross-border debt and equity securities transactions and acquisitions, making him well suited to advise the Board on capital allocation decisions, financing alternatives, and acquisition activities. His experience, especially his years as Global Vice Chairman of Ernst & Young Global Limited’s Assurance Professional Practice and as audit partner for several multinational companies, gives him unique insights into accounting and financial issues relevant to multinational companies like ChampionX, and he brings the perspective of an outside auditor to the Board.

Director Retiring and Not Standing for Re-Election

Stephen K. Wagner Director since May 9, 2018 Age 76
From 2009 until his retirement in 2011, Mr. Wagner was the Senior Advisor, Center for Corporate Governance of Deloitte & Touche LLP. Prior to that role, he served in various positions with Deloitte & Touche LLP, which included Managing Partner, Center for Corporate Governance from 2005 to 2009, Deputy Managing Partner, Innovation, Audit and Enterprise Risk, in the United States from 2002 to 2007 and Co-Leader, Sarbanes-Oxley Services from 2002 to 2005. Mr. Wagner has served on the Board of Dover Corporation since 2010 where he is a member of the Audit Committee and Chair of the Governance & Nominating Committee.
Mr. Wagner’s more than 30 years of experience in accounting made him a valuable resource for the Board. Mr. Wagner’s work with the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and other corporate governance regulations made him well-suited to advise the Board on oversight of financial, accounting, auditing and finance-related corporate governance matters as well as risk management. Mr. Wagner brought to the Board an outside auditor’s perspective on matters involving audit committee oversight responsibilities relating to internal control and accounting and other financial reporting matters.

Summary of Director Qualifications and Experience
The following table illustrates the breadth and variety of business and other experience that each of the director nominees bring to ChampionX.

Skills & Experience	Ms. Alderman	Ms. Chamarthi	Mr. Fierro	Mr. Luquette	Ms. Pickle	Mr. Porter	Mr. Rabun	Mr. Somasundaram	Mr. Todd
Environmental, Social & Governance/Corporate Responsibility	✓	✓	✓	✓	✓	✓	✓	✓	✓
Financial Reporting/Accounting Experience			✓		✓	✓	✓		✓
Public Company Leadership	✓	✓		✓			✓	✓
Strategy Development	✓	✓	✓	✓	✓	✓	✓	✓	✓
Global Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓
Energy Industry Experience			✓	✓	✓	✓	✓	✓
Operational, Manufacturing & Supply Chain Experience	✓	✓		✓		✓	✓	✓
Human Capital & Talent Development	✓	✓	✓	✓	✓	✓	✓	✓	✓
Legal & Regulatory Compliance			✓				✓
Risk Assessment & Risk Management			✓	✓	✓	✓	✓	✓	✓
Technology & Innovation	✓	✓				✓		✓
Cybersecurity		✓						✓
Business Transformation/Mergers & Acquisitions	✓	✓	✓	✓	✓	✓	✓	✓	✓
Tenure
Board Tenure (Year Joined)	2020	2018	2023	2018	2023	2020	2018	2018	2018
Board Tenure in Years	3	5	1	5	1	3	5	5	5

Board Diversity Matrix as of March 29, 2023
Total Number of Directors	10
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	1	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Director Compensation
We use a combination of cash and stock-based incentives to attract and retain qualified candidates to serve on the Board. In setting director compensation, we consider the significant amount of time that directors expend to fulfill their duties, the skill level required of the members of the Board and competitive practices among peer companies. Employee directors do not receive additional compensation for their service on the Board. If a director serves for less than a full calendar year, the compensation to be paid to that director may be prorated as deemed appropriate by the Compensation Committee.
To further align the interests of the independent directors of the Board with the Company’s shareholders, the Board has adopted stock ownership guidelines for the non-employee directors. Under the guidelines, each non-employee director is expected to own Company common stock with a value at least equal to five times the base annual cash compensation paid to such director during the period he or she serves as a director, not including any additional cash compensation paid to chairs of the Board or committees. Non-employee directors are expected to meet these requirements within five years after the date of their election or appointment to the Board. Each of our directors have met their stock ownership guidelines, except for Ms. Alderman, Ms. Pickle and Messrs. Fierro and Porter who are within the five-year transition period for meeting these requirements.
For 2022, our non-employee director compensation was set as follows:
•An annual retainer of $240,000, payable $112,500 in cash and $127,500 in stock-based awards;
•Chair of the Board – additional retainer of $115,000, payable in cash;
•Committee Chairs – additional retainer of $25,000 for the Audit Committee Chair and $10,000 for the Chairs of the Compensation Committee and the Governance and Nominating Committee, payable in cash; and
•Audit Committee Members – additional retainer of $10,000 for Audit Committee Members, payable in cash.
The retainer for the Chair of the Board was increased from $75,000 to $115,000 in 2022 to remain competitive with industry peers for the recruitment and retention of valuable Board members.
Non-employee directors are also reimbursed for all reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings and continuing education seminars.
Non-employee directors may elect to defer all or a portion of their annual stock-based awards under our Amended and Restated 2018 Equity and Cash Incentive Plan (the “2018 Plan”). When directors elect to defer their stock award, their deferred compensation account is credited with a number of “deferred stock units.” Each stock unit is equal in value to a share of our common stock but because it is not an actual share of our common stock it does not have any voting rights. Depending on the director’s election, a non-employee director may receive the deferred compensation on the date of the director’s retirement or an earlier specified date.

2022 Director Compensation Table

The following table shows information regarding the compensation earned or paid during 2022 to non-employee directors who served on the Board during the year. The compensation paid to Mr. Somasundaram is shown in the table entitled 2022 Summary Compensation Table and the related tables, but Mr. Somasundaram does not receive any additional compensation for his service as a member of the Board.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Ms. Alderman	$112,500	$127,563	$240,063
Ms. Chamarthi	$112,500	$127,563	$240,063
Mr. Luquette	$122,500	$127,563	$250,063
Mr. Porter	$122,500	$127,563	$250,063
Mr. Rabun	$227,500	$127,563	$355,063
Mr. Todd	$137,500	$127,563	$265,063
Mr. Wagner	$132,500	$127,563	$260,063

(1)	In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of the directors’ shares, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”), disregarding the estimate of forfeitures related to service-based vesting conditions. See Note 13 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of the assumption used in determining the FASB ASC Topic 718 grant date fair value of these awards.

Security Ownership of Certain Beneficial Owners and Management
_____________________________________________________________________________________________
The following table sets forth information as to entities which have reported to the Securities and Exchange Commission (“SEC”) or have advised us that they are a “beneficial owner,” as defined by the SEC’s rules and regulations, of more than 5% of our outstanding Common Stock. The percentage of beneficial ownership is based on 197,961,521 shares of common stock outstanding on March 13, 2023.

Name of Beneficial Owner	Shares of Company Common Stock Beneficially Owned	% of Class
The Vanguard Group Inc.(1) 100 Vanguard Blvd. Malvern, PA 19355	20,156,512	10.18%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	23,726,460	11.99%

(1)	Based solely on Schedule 13G/A filed February 9, 2023. The Vanguard Group and certain of its affiliates have sole voting power with respect to no shares, shared voting power with respect to 345,195 shares, sole dispositive power with respect to 19,632,990 shares and shared dispositive power with respect to 523,522 shares.
(2)	Based solely on Schedule 13G/A filed January 26, 2023. BlackRock, Inc. and certain of its affiliates have sole voting power with respect to 23,354,283 shares and sole dispositive power with respect to 23,726,460 shares.
The following tables set forth certain information regarding the beneficial ownership, as of March 13, 2023 (except as otherwise noted), of our common stock by each director and each of our named executive officers shown in 2022 Summary Compensation Table (the “NEOs”), all of our directors and executive officers as a group. The beneficial ownership set forth in the table is determined in accordance with the rules of the SEC. The percentage of beneficial ownership is based on 197,961,521 shares of common stock outstanding on March 13, 2023. In computing the number of shares beneficially owned by any shareholder and the percentage ownership of such shareholder, shares of common stock subject to stock-settled stock appreciation rights (“SSARs”) and to stock options held by that person that are currently exercisable or exercisable within 60 days of March 13, 2023, and restricted stock units that become vested within 60 days of March 13, 2023, have been included.

Name of Beneficial Owner	Shares of Company Common Stock Beneficially Owned	% of Class
Directors (except Mr. Somasundaram):
Daniel W. Rabun(1)	28,111	*
Heidi S. Alderman(2)	15,956	*
Mamatha Chamarthi(3)	25,856	*
Carlos A. Fierro	3,000	*
Gary P. Luquette(4)	25,856	*
Elaine Pickle	—	—
Stuart Porter(5)	14,956	*
Stephen M. Todd(6)	38,237	*
Stephen K. Wagner(7)	27,575	*

Name of Beneficial Owner	Shares of Company Common Stock Beneficially Owned	% of Class

NEOs:
Sivasankaran Somasundaram(8)	376,780	*
Kenneth M. Fisher(9)	48,457	*
Deric Bryant(10)	1,221,643	*
Paul E. Mahoney(11)	136,281	*
Julia Wright(12)	27,743	*
Directors and executive officers as a group (18 persons)(13)	2,428,497	1.22%

*		Less than 1% of the Company’s outstanding common stock.

(1)	Consists of (a) 4,539 shares of ChampionX common stock held directly by Mr. Rabun, and (b) 23,572 deferred stock units.
(2)	Consists of (a) 5,807 shares of ChampionX common stock held directly by Ms. Alderman, (b) 9,149 deferred stock units, and (c) 1,000 shares of ChampionX common stock beneficially owned by Ms. Alderman’s spouse.
(3)	Consists of (a) 2,014 shares of ChampionX common stock held directly by Ms. Chamarthi, and (b) 23,572 deferred stock units.
(4)	Consists of (a) 2,014 shares of ChampionX common stock held directly by Mr. Luquette, and (b) 23,572 deferred stock units.
(5)	Consists of (a) 5,807 shares of ChampionX common stock held directly by Mr. Porter, and (b) 9,149 deferred stock units.
(6)	Consists of (a) 7,316 shares of ChampionX common stock held directly by Mr. Todd, (b) 23,572 deferred stock units, and (c) 7,349 shares of ChampionX common stock beneficially owned by Mr. Todd’s spouse.
(7)	Consists of (a) 4,003 shares of ChampionX common stock held directly by Mr. Wagner, and (b) 23,572 deferred stock units.
(8)	Includes 99,011 shares of ChampionX common stock held in a limited partnership of which Mr. Somasundaram is a partner and 64,460 shares exercisable under outstanding SSAR awards. Does not include 214,440 unvested RSUs payable in shares of ChampionX common stock.
(9)	Consists of 34,034 shares of ChampionX common stock held directly by Mr. Fisher, and 14,423 deferred stock units. Does not include 90,853 unvested RSUs payable in shares of ChampionX common stock.
(10)	Includes 809,241 shares of ChampionX common stock that could be purchased under exercisable stock options. Does not include 81,093 unvested RSUs payable in shares of ChampionX common stock.
(11)	Includes 60,574 shares of ChampionX common stock exercisable under outstanding SSAR awards. Does not include 55,275 unvested RSUs payable in shares of ChampionX common stock.
(12)	Consists of 27,743 shares of ChampionX common stock held directly by Ms. Wright. Does not include 53,703 unvested RSUs payable in shares of ChampionX common stock.
(13)	Includes (a) 150,581 deferred stock units, and (b) an aggregate of 1,224,452 shares of ChampionX common stock acquirable by ChampionX executive officers within 60 days through the exercise of SSARs and stock options.

Item 2:    Amend the Certificate of Incorporation to Adopt Majority Voting in Uncontested Director Elections
_____________________________________________________________________________________________
The Board is asking shareholders to consider and vote upon a proposal to approve an amendment to our Current Certificate to elect directors by a majority of the votes cast in an uncontested election.
Summary of the Proposed Amendment
The following summary of the proposed Majority Voting Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Majority Voting Amendment set forth in Paragraph (c) of Article FIFTH of the proposed second amended and restated certificate of incorporation (the “Second Restated Certificate”) included as Appendix A to this Proxy Statement (with additions indicated by underlining and deletions indicated by strikethroughs).
Our Current Certificate provides for the election of directors by a plurality of votes cast. We are proposing to amend the Company’s Current Certificate to implement a majority voting standard in uncontested director elections.
Under the proposed Majority Voting Amendment, for a candidate to be elected to the Board in an uncontested election, the number of votes cast “for” the candidate’s election must exceed the number of votes cast “against” his or her election, and abstentions and broker non-votes would not be considered votes “for” or “against” a candidate. In contract to an “uncontested election,” in a “contested election,” the plurality voting standard would apply. An election is deemed to be “contested” if the Company has received notice that one or more shareholders has proposed to nominate one or more individuals for election to the Board in compliance with our bylaws (whether or not the Board determines that such nominations comply with the bylaws), and such nomination has not been withdrawn on or before the 14th day before the Company gives notice to shareholders of the annual meeting. In all other director elections, which we refer to as “uncontested elections,” the majority voting standard would apply. If adopted by shareholders at the Meeting, the Majority Voting Amendment would apply to all future uncontested director elections.
The Board has approved the Majority Voting Amendment, subject to shareholder approval. The Board has determined that the Majority Voting Amendment is advisable and in the best interests of the Company and our shareholders, and, in accordance with the Delaware General Corporation Law (“DGCL”), hereby seeks approval of the Majority Voting Amendment by our shareholders.
Reasons for the Majority Voting Amendment
This proposal is a result of ongoing review of corporate governance matters by the Board and the Governance and Nominating Committee. The Board and the Governance and Nominating Committee have concluded that the adoption of the majority voting standard in uncontested elections will give shareholders a greater voice in determining the composition of the Board by requiring support of a majority of shareholder votes cast for a candidate to obtain or retain a seat on the Board, and by giving greater effect to shareholder votes “against” a director candidate.
The Board and Governance and Nominating Committee believe that a plurality voting standard should still apply in contested director elections. If a majority voting standard were used in contested elections, it would be possible for no single director nominee to receive a majority of votes cast, leaving the incumbent directors to serve as holdover directors until successors are elected or a director’s earlier resignation, removal or death. Accordingly, the Majority Voting Amendment retains plurality voting in contested director elections to avoid such results.
The Board is proposing this amendment to reinforce its commitment to accountability and strong corporate governance practices.
Proposed Majority Voting Amendment
Accordingly, we ask our shareholders to approve the following resolution:

RESOLVED, that the shareholders of the Company approve the amendment to Paragraph (c) of Article FIFTH of the Company’s current amended and restated Certificate of Incorporation, as set forth on Appendix A.
Description of Other Immaterial Changes
The proposed Second Restated Certificate included as Appendix A to this Proxy Statement also reflects certain immaterial changes to streamline and modernize our Current Certificate (the “Immaterial Changes”). These changes, which do not substantively affect shareholder rights, include (i) the removal of provisions that expired at the completion of the Company’s 2021 annual meeting of shareholders and no longer have any force or effect, including provisions related to the Company’s classified Board, and (ii) the adoption of gender-neutral terms when referring to particular positions, offices or title holders. All changes set forth in the proposed Second Restated Certificate included as Appendix A to this Proxy Statement other than changes in the following provisions are Immaterial Changes: (a) Paragraph (c) of Article FIFTH, (b) Article SIXTH and (c) the second Paragraph of Article TWELFTH.
Effectiveness of the Majority Voting Amendment
The Board has approved the Majority Voting Amendment subject to its adoption by our shareholders. Accordingly, if the Majority Voting Amendment is approved by our shareholders, we will file the Second Restated Certificate including the Majority Voting Amendment with the Secretary of State of the State of Delaware as soon as reasonably practicable after the Meeting, at which time the Second Restated Certificate will become effective. If our shareholders also approve either or both of the other Certificate Amendments, the Second Restated Certificate that we will file will also include such approved amendment(s). If our shareholders approve any or all of the Certificate Amendments, the Second Restated Certificate that we will file will also include the Immaterial Changes. If the Majority Voting Amendment is not approved by our shareholders, the Second Restated Certificate that we file will not include the Majority Voting Amendment, and directors will continue to be elected by a plurality of votes cast in all cases.
The Board has also approved a related amendment to the Company’s bylaws, which shall only become effective subject to shareholder approval of the Majority Voting Amendment, to provide for majority voting in uncontested elections of directors and plurality voting in contested elections.
In addition, subject to the Majority Voting Amendment being approved by our shareholders, the Board has approved amendments to the Corporate Governance Guidelines to include a director resignation policy to address the issue of “holdover” directors who are not re-elected but remain directors because their successor has not been elected or appointed. This policy would require each incumbent director that is nominated by the Board for re-election to tender an irrevocable resignation letter to the Board prior to the mailing of the proxy statement for the meeting at which such nominee is to be re-elected as director. If such incumbent director is not re-elected by a majority vote in an uncontested election, the Governance and Nominating Committee must consider the tendered resignation and make a recommendation to the Board as to whether to accept or reject the resignation. The Board would then, after taking into account the recommendation of the Governance and Nominating Committee, accept or reject such tendered resignation generally within 90 days following publication of the election results. Thereafter, the Company would publicly disclose the decision of the Board and, if applicable, the Board’s reasons for rejecting a tendered resignation. If a director’s tendered resignation is rejected, such director would continue to serve until a successor is elected, or until such director’s earlier removal or death. If a director’s tendered resignation is accepted, then the Board would have the sole discretion to fill any resulting vacancy or to decrease the number of directors. Any director who tenders a resignation pursuant to this policy would be required to abstain from participating in the Governance and Nominating Committee’s deliberations and in the decision of the Board as to whether to accept or reject the tendered resignation.
Not Conditioned on the Other Certificate Amendments
The Majority Voting Amendment is separate from, and is not conditioned on, the approval of the Exculpation Amendment or the Federal Forum Amendment. Your vote on the Exculpation Amendment or the Federal Forum Amendment will not affect your vote on the Majority Voting Amendment or vice versa. If the Majority Voting

Amendment receives the required vote but the Exculpation Amendment and the Federal Forum Amendment do not, the Second Restated Certificate that we will file with the Secretary of State of the State of Delaware will reflect only the Majority Voting Amendment and the Immaterial Changes. If the Majority Voting Amendment receives the required vote but one of the other Certificate Amendments do not, the Second Restated Certificate that we will file with the Secretary of State of the State of Delaware will reflect only the Majority Voting Amendment, the Immaterial Changes and the other Certificate Amendment that received the requisite vote of our shareholders. If the Majority Voting Amendment does not receive the required vote but one or both of the other Certificate Amendments do, the Second Restated Certificate that we will file with the Secretary of State of the State of Delaware will reflect only the other Charter Amendment(s) that received the requisite vote of our shareholders and the Immaterial Changes.
Vote Required
Approval of the Majority Voting Amendment requires the affirmative vote of a majority of the issued and outstanding shares of the Company. As a result, abstentions and broker non-votes will have the same effect as a vote “against” this proposal.
The Board recommends that you vote FOR the approval of the proposed amendments to the amended and restated Certificate of Incorporation to implement majority voting in uncontested director elections.

Item 3:    Amend the Certificate of Incorporation to Permit Exculpation of Corporate Officers
_____________________________________________________________________________________________
The Board is asking shareholders to consider and vote upon a proposal to approve an amendment to our Current Certificate to reflect new Delaware law provisions regarding exculpation of officers.
Summary of the Proposed Amendment
The following summary of the proposed Exculpation Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Exculpation Amendment set forth in Article SIXTH of the proposed Second Restated Certificate included as Appendix A to this Proxy Statement (with additions indicated by underlining and deletions indicated by strikethroughs).
Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to enable Delaware companies to limit the liability of certain of their officers in limited circumstances. Prior to such amendment, Delaware law permitted Delaware corporations to exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. In light of this update to the DGCL, we are proposing to amend the Company’s Current Certificate to add a provision exculpating certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law.
The new Delaware legislation only permits, and our proposed Exculpation Amendment would only permit, exculpation of certain officers of the Company only in connection with direct claims brought by shareholders for breach of an officer’s fiduciary duty of care, including class actions, but would not eliminate such officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by shareholders in the name of the Company. Furthermore, the limitation on liability would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.
The Board has approved the Exculpation Amendment, subject to shareholder approval. The Board has determined that the Exculpation Amendment is advisable and in the best interests of the Company and our shareholders, and, in accordance with the DGCL, hereby seeks approval of the Exculpation Amendment by our shareholders.
Reasons for the Exculpation Amendment
The Board and the Governance and Nominating Committee believe adopting the Exculpation Amendment would ensure that the Company remains able to attract and retain experienced and qualified officers. The Board and the Governance and Nominating Committee believe that in the absence of such protection, qualified officers might be deterred from serving as officers of the Company due to exposure to personal liability and the risk that substantial expense may be incurred in defending lawsuits, regardless of merit. The Board and the Governance and Nominating Committee have additionally determined that the proposed provision would not negatively impact shareholder rights. Thus, in light of the narrow class and type of claims for which officers’ liability would be exculpated, and the benefits that the Board and the Governance and Nominating Committee believe would accrue to the Company and its shareholder in the form of an enhanced ability to attract and retain quality officers, the Governance and Nominating Committee recommended the Exculpation Amendment to the Board and the Board recommends that shareholders approve the Exculpation Amendment.
Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of shareholder interests. Furthermore, the Company expects its peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation and failing to adopt the amendment could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company.
Adopting the Exculpation Amendment would better position the Company to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of shareholders without the potential for distraction posed by the risk of personal liability. This amendment will also more generally align the protections available to our directors with those available to our officers. In view of the above considerations, our Board has determined to provide for the exculpation of officers as proposed.
Proposed Exculpation Amendment
Accordingly, we ask our shareholders to approve the following resolution:
RESOLVED, that the shareholders of the Company approve the amendment to Article SIXTH of the Company’s amended and restated certificate of incorporation, as set forth on Appendix A.
Description of Other Immaterial Changes
The proposed Second Restated Certificate included as Appendix A to this Proxy Statement also reflects Immaterial Changes to streamline and modernize our Current Certificate. These changes, which do not substantively affect shareholder rights, include (i) the removal of provisions that expired at the completion of the Company’s 2021 annual meeting of shareholders and no longer have any force or effect, including provisions related to the Company’s classified Board, and (ii) the adoption of gender-neutral terms when referring to particular positions, offices or title holders. All changes set forth in the proposed Second Restated Certificate included as Appendix A to this Proxy Statement other than changes in the following provisions are Immaterial Changes: (a) Paragraph (c) of Article FIFTH, (b) Article SIXTH and (c) the second Paragraph of Article TWELFTH.
Effectiveness of the Exculpation Amendment
The Board has approved the Exculpation Amendment subject to its adoption by our shareholders. Accordingly, if the Exculpation Amendment is approved by our shareholders, we will file the Second Restated Certificate including the Exculpation Amendment with the Secretary of State of the State of Delaware as soon as reasonably practicable after the Meeting, at which time the Second Restated Certificate will become effective. If our shareholders also approve either or both of the other Certificate Amendments, the Second Restated Certificate that we will file will also include such approved amendment(s). If our shareholders approve any or all of the Certificate Amendments, the Second Restated Certificate that we will file will also include the Immaterial Changes. If the Exculpation Amendment is not approved by our shareholders, the Second Restated Certificate that we file will not include the Exculpation Amendment and no exculpation will be provided for our officers.
Not Conditioned on the Other Certificate Amendments
The Exculpation Amendment is separate from, and is not conditioned on, the approval of the Majority Voting Amendment or the Federal Forum Amendment. Your vote on the Majority Voting Amendment or the Federal Forum Amendment will not affect your vote on the Exculpation Amendment or vice versa. If the Exculpation Amendment receives the required vote but the Majority Voting Amendment and the Federal Forum Amendment do not, the Second Restated Certificate that we will file with the Secretary of State of the State of Delaware will reflect only the Exculpation Amendment and the Immaterial Changes. If the Exculpation Amendment receives the required vote but one of the other Certificate Amendments do not, the Second Restated Certificate that we will file with the Secretary of State of the State of Delaware will reflect only the Exculpation Amendment, the Immaterial Changes and the other Certificate Amendment that received the requisite vote of our shareholders. If the Exculpation Amendment does not receive the required vote but one or both of the other Certificate Amendments do, the Second Restated Certificate that we will file with the Secretary of State of the State of Delaware will reflect only the other Charter Amendment(s) that received the requisite vote of our shareholders and the Immaterial Changes.

Vote Required
Approval of the Exculpation Amendment requires the affirmative vote of a majority of the issued and outstanding shares of the Company. As a result, abstentions and broker non-votes will have the same effect as a vote “against” this proposal.
The Board recommends that you vote FOR the approval of the proposed amendment to the amended and restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

Item 4:    Amend the Certificate of Incorporation to Require Claims Under the Securities Act be Brought in Federal Court
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The Board is asking shareholders to consider and vote upon a proposal to approve an amendment to our Current Certificate to add a federal forum selection provision for Securities Act claims.
Summary of the Proposed Amendment
The following summary of the proposed Federal Forum Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Federal Forum Amendment set forth in the second Paragraph of Article TWELFTH of the proposed Second Restated Certificate included as Appendix A to this Proxy Statement (with additions indicated by underlining and deletions indicated by strikethroughs).
We are proposing to amend the Company’s Current Certificate to add a provision that, unless the Company consents in writing to the selection of an alternate forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, which governs offers and sales of securities. Anyone who acquires or holds any interest in shares of capital stock of the Company will be deemed to consent to these terms.
Our Current Certificate states that, unless the Company determines otherwise, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim against the Company, its directors, officers or employees arising pursuant to any provision of the DGCL or the Company’s Current Certificate or bylaws, or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (iv) any action asserting a claim that relates to the internal affairs or governance of the Company and arises under or by virtue of the laws of the State of Delaware, except, as to each of (i) through (iv) above, for any action the Court of Chancery dismisses for lack of subject matter jurisdiction. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules or regulations thereunder. The Federal Forum Amendment, if approved by our shareholders, would be in addition to the existing exclusive forum provisions and specific to claims under the Securities Act and limit a shareholder’s ability to bring a claim against the Company under the Securities Act in a state court.
The Board has approved the Federal Forum Amendment, subject to shareholder approval. The Board has determined that the Federal Forum Amendment is advisable and in the best interests of the Company and our shareholders, and, in accordance with the DGCL, hereby seeks approval of the Federal Forum Amendment by our shareholders.
Reasons for the Federal Forum Amendment
The Governance and Nominating Committee and the Board regularly review the corporate governance policies and practices of the Company to determine whether they are appropriate for the Company and will advance the Board’s and management’s goal of maximizing long-term shareholder value. The Board believes that the Company and its shareholders would benefit from having any causes of action arising under the Securities Act resolved in the federal district courts of the United States. In determining to approve the Federal Forum Amendment and recommend its adoption by shareholders, the Board considered that the Federal Forum Amendment could promote efficiencies in the Company’s management of Securities Act litigation by:
•limiting forum-shopping in state court by plaintiffs;
•enabling the Company to avoid litigating actions involving the same matter in state and federal courts, with the associated duplication of litigation expenses and the possibility of inconsistent outcomes, and to obtain consolidation of multi-jurisdictional litigation;
•more efficiently managing procedural aspects of securities litigation;

•allowing the Company to focus on the underlying substantive rights or remedies, instead of addressing where a claim may be brought; and
•facilitating submission of Securities Act claims for resolution by federal courts, which have considerable experience and expertise in adjudicating such claims and provides the Company and shareholders with more predictability regarding the outcome of these disputes.
The Board also considered the increasing trend towards adoption of forum selection provisions in response to multi-forum litigation and that the Company would retain the ability to consent to an alternative forum if it wished to do so.
The Federal Forum Amendment does not limit plaintiffs to a particular state’s federal courts and it permits the Company to consent to the selection of an alternative forum. This federal forum selection provision is not being proposed in reaction to any specific litigation confronting the Company and is being proposed on a prospective basis to help mitigate potential future harm to the Company and its shareholders. Federal forum selection provisions have become more prevalent after a U.S. Supreme Court decision held that Securities Act claims could be brought in either state or federal court.
The Company has not recently suffered material harm as a result of multiple shareholder suits filed in different jurisdictions, but the Board believes it is in the best interest of the Company and its shareholders to take preventive measures against the potential harm from such litigation tactics. The adoption of the Federal Forum Amendment may limit a shareholder’s ability to bring a claim in a judicial forum that the shareholder views as favorable for claims under the Securities Act, and may discourage lawsuits with respect to such claims. The Federal Forum Amendment also may impose additional litigation costs on shareholders who assert the provisions are not enforceable or are invalid. Although some shareholders may prefer to litigate such matters in a forum other than the federal district courts because they perceive another court as more convenient or more favorable to their claims, the Board believes that the benefits to the Company and our shareholders outweigh these concerns.
In 2020, a decision by the Delaware Supreme Court upheld the facial validity of federal forum provisions under Delaware corporate law, resulting in such provisions becoming more common for companies going public, as well as the addition of such provisions by several public companies to their certificate of incorporation or bylaws. However, not all courts have opined on the validity and enforceability of exclusive federal forum provisions. The Company cannot be certain that all state courts will enforce the terms of the Federal Forum Amendment and transfer any covered proceeding to the appropriate federal district court and the Company may incur additional costs associated with resolving such matters.
Proposed Federal Forum Amendment
Accordingly, we ask our shareholders to approve the following resolution:
RESOLVED, that the shareholders of the Company approve the amendment to the second Paragraph of Article TWELFTH of the Company’s amended and restated certificate of incorporation, as set forth on Appendix A.
Description of Other Immaterial Changes
The proposed Second Restated Certificate included as Appendix A to this Proxy Statement also reflects Immaterial Changes to streamline and modernize our Current Certificate. These changes, which do not substantively affect shareholder rights, include (i) the removal of provisions that expired at the completion of the Company’s 2021 annual meeting of shareholders and no longer have any force or effect, including provisions related to the Company’s classified Board, and (ii) the adoption of gender-neutral terms when referring to particular positions, offices or title holders. All changes set forth in the proposed Second Restated Certificate included as Appendix A to this Proxy Statement other than changes in the following provisions are Immaterial Changes: (a) Paragraph (c) of Article FIFTH, (b) Article SIXTH and (c) the second Paragraph of Article TWELFTH.

Effectiveness of the Federal Forum Amendment
The Board has approved the Federal Forum Amendment subject to its adoption by our shareholders. Accordingly, if the Federal Forum Amendment is approved by our shareholders, we will file the Second Restated Certificate including the Federal Forum Amendment with the Secretary of State of the State of Delaware as soon as reasonably practicable after the Meeting, at which time the Second Restated Certificate will become effective. If our shareholders also approve either or both of the other Certificate Amendments, the Second Restated Certificate that we will file will also include such approved amendment(s). If our shareholders approve any or all of the Certificate Amendments, the Second Restated Certificate that we will file will also include the Immaterial Changes. If the Federal Forum Amendment is not approved by our shareholders but one of the other Certificate Amendments is approved by our shareholders, the Second Restated Certificate that we will file will not include the Exculpation Amendment and, the Second Restated Certificate will not contain any limitation on the forum in which claims under the Securities Act may be brought.
Not Conditioned on the Other Certificate Amendments
The Federal Forum Amendment is separate from, and is not conditioned on, the approval of the Majority Voting Amendment or the Exculpation Amendment. Your vote on the Majority Voting Amendment or the Exculpation Amendment will not affect your vote on the Federal Forum Amendment or vice versa. If the Federal Forum Amendment receives the required vote but the Majority Voting Amendment and the Exculpation Amendment do not, the Second Restated Certificate that we will file with the Secretary of State of the State of Delaware will reflect only the Federal Forum Amendment and the Immaterial Changes. If the Federal Forum Amendment receives the required vote but one of the other Certificate Amendments do not, the Second Restated Certificate that we will file with the Secretary of State of the State of Delaware will reflect only the Federal Forum Amendment, the Immaterial Changes and the other Certificate Amendment that received the requisite vote of our shareholders. If the Federal Forum Amendment does not receive the required vote but one or both of the other Certificate Amendments do, the Second Restated Certificate that we will file with the Secretary of State of the State of Delaware will reflect only the other Charter Amendment(s) that received the requisite vote of our shareholders and the Immaterial Changes.
Vote Required
Approval of the Federal Forum Amendment requires the affirmative vote of a majority of the issued and outstanding shares of the Company. As a result, abstentions and broker non-votes will have the same effect as a vote “against” this proposal.
The Board recommends that you vote FOR the approval of the proposed amendment to the amended and restated Certificate of Incorporation to require claims brought under the Securities Act of 1933 be brought in federal court.

Item 5:    Ratify Appointment of Independent Registered Public Accounting Firm
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The Audit Committee is responsible for the appointment, compensation, retention, oversight of the work, and evaluation of the independence of the Public Company Accounting Oversight Board (“PCAOB”) registered public accounting firms retained to conduct an integrated audit of our financial statements and internal control over financial reporting. The Audit Committee has approved the selection of PwC as our independent registered public accounting firm to audit the annual accounts of ChampionX and its subsidiaries for the fiscal year ending December 31, 2023. In making this decision, the Audit Committee considered a variety of factors, including PwC’s knowledge of the Company’s business and technical expertise, the quality and candor of PwC’s communications with the Audit Committee, PwC’s independence under applicable SEC and PCAOB requirements, the quality and timeliness of the services provided by PwC (including feedback from management), and the appropriateness of PwC’s fees.
Representatives of PwC are expected to be present online at the virtual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.
Although shareholder ratification of PwC’s appointment is not required by our by-laws or otherwise, the Board is submitting the ratification of PwC’s appointment for 2023 to our shareholders as a matter of good corporate governance. If shareholders do not ratify the appointment of PwC, the Audit Committee will reconsider whether or not to retain PwC as the Company’s independent registered public accounting firm for 2023, but will not be obligated to terminate the appointment. Even if shareholders ratify the appointment of PwC, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s interests or otherwise required by federal securities laws.
The Board and the Audit Committee recommend that you vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.

Audit Committee Report
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The Audit Committee assists the Board in overseeing the Company’s accounting and financial reporting processes, the audit of its financial statements and internal control over financial reporting, the Company’s compliance with legal and regulatory requirements, the performance of the Company’s internal audit function, and the qualifications, independence, performance and compensation of the Company’s independent auditors. Management is responsible for the Company’s financial statements and financial reporting processes, including the systems of internal control over financial reporting and disclosure controls and procedures. The Company’s independent auditors are responsible for performing an independent audit of the Company’s financial statements and of its internal control over financial reporting and expressing an opinion as to the conformity of the Company’s financial statements with generally accepted accounting principles and the effectiveness of its internal control over financial reporting.
In 2022, in fulfilling these responsibilities, among other things, the Audit Committee:
•Met with senior members of the Company’s financial management team at each meeting;
•Held private sessions, during regularly scheduled meetings, with the Company’s Chief Financial Officer and with PwC, the Company’s independent auditors, providing an opportunity for candid discussions regarding financial management, accounting, auditing, and internal control matters;
•Reviewed and discussed with management the Company’s earnings releases and financial results for each quarterly period and for the fiscal year as set out in the Company’s Form 10-Qs and Form 10-K prior to filing with the SEC;
•Reviewed and discussed with senior management the Company’s Sarbanes-Oxley compliance program in preparation of management’s assessment of the Company’s internal control over financial reporting and PwC’s attestation report, and the mitigation and remediation of internal control deficiencies;
•Reviewed with the Chief Information Officer the assessment of the Company’s information technology and cybersecurity capabilities and development plan for continuous improvement measures designed to protect, optimize and support the growth of the Company;
•Received reports from the General Counsel and from the Chief Compliance Officer on compliance matters and reviewed the effectiveness of the Company’s compliance program, including providing oversight of the confidential whistleblower complaint systems relating to accounting and audit matters; and
•Reviewed the Company’s internal audit plan.
As noted above, the Audit Committee oversees the audits of the Company’s financial statements and internal control over financial reporting and the relationship with the independent auditors. In fulfilling its oversight responsibilities for the fiscal year ended December 31, 2022, among other things, the Audit Committee reviewed and discussed with senior members of the Company’s financial management team and PwC, the Company’s independent auditors, the overall audit scope and plan, the results of the external audit, the quality of the Company’s financial reporting, critical audit matters, and the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures. The committee also discussed with PwC the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the committee has received the written disclosures and the letter from PwC required by the applicable requirement of the PCAOB regarding PwC’s independence and has discussed with PwC its independence from the Company and its management. The committee considered whether the provision of permissible non-audit services by PwC to the Company is compatible with maintaining the independence of PwC, and concluded that the independence of PwC was not compromised by the provision of such services. Additionally, the committee pre-approved all audit and permissible non-audit services provided to the Company by PwC.
Based on its review of the financial statements and the aforementioned discussions, the Audit Committee recommended to the full Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Respectfully submitted by the Audit Committee,    February 15, 2023
Stephen M. Todd, Chair
Stuart Porter
Stephen K. Wagner

Fees Paid to PricewaterhouseCoopers LLP
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PwC began serving as our independent registered public accounting firm in 2017. We incurred the following fees for services performed by PwC for the years indicated. All PwC services for 2021 and 2022 were approved in advance by the Audit Committee in accordance with the pre-approval policies described below.

Type of Fee	Year Ended December 31, 2021 ($)	Year Ended December 31, 2022 ($)
Audit Fees (1)	6,206,294	5,175,704
Audit-Related Fees	—	—
Tax Fees (2)	618,338	520,708
All Other Fees (3)	86,045	3,091

(1)
The audit fees for the years ended December 31, 2021 and 2022 were for professional services rendered for the audits of the consolidated financial statements of ChampionX and include statutory audits, reviews of the quarterly consolidated financial statements of ChampionX, review of registration statements and other documents filed with the SEC and accounting consultations.

(2)	Tax fees were for professional services rendered with respect to tax compliance matters.
(3)	Other fees include licensing fees for access to technical accounting literature.

Pre-Approval of Services Provided by Independent Registered Public Accounting Firm
Consistent with its charter and applicable SEC rules, our Audit Committee pre-approves all audit and permissible non-audit services provided by PwC to us and our subsidiaries. With respect to certain services which PwC has customarily provided, the Audit Committee has adopted specific pre-approval policies and procedures, which the Audit Committee reviews at least annually. In developing these policies and procedures, the Audit Committee considered the need to ensure the independence of PwC while recognizing that, in certain situations, PwC may possess the expertise and be in the best position to advise us and our subsidiaries on issues and matters other than accounting and auditing where consistent with applicable SEC and PCAOB requirements.
The policies and procedures adopted by the Audit Committee require pre-approval by the Audit Committee of audit-related and certain non-audit-related tax and other routine and recurring services that are proposed to be performed by the independent auditor. The pre-approval of such services by the Audit Committee is effective for a particular fiscal year, specific as to a particular service or category of services and is subject to a limitation on fees. In addition, pre-approved services which are expected to exceed the limitation on fees require separate, specific pre-approval. For each proposed service, the independent auditor and management are required to provide information regarding the engagement to the Audit Committee at the time of approval. In evaluating whether to approve such services, the Audit Committee considers whether each service is compliant with the SEC’s rules and regulations on auditor independence, as well as any applicable PCAOB requirement.

Item 6: Advisory Vote to Approve Compensation of Our Named Executive Officers
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We are asking our shareholders to approve, on an advisory basis, the Company’s executive compensation as reported in this Proxy Statement. As described below in the “Compensation Discussion and Analysis” section, the Compensation Committee has structured our executive compensation program to achieve the following key objectives:
•Ensure executive compensation drives behaviors and actions consistent with shareholder interests, prudent risk-taking and a long-term perspective;
•Ensure executive compensation allows us to attract, retain, motivate and reward high-performing executive talent. We target reasonable and market-competitive compensation that reflects the scope of responsibility of the position, and the skills and experience of the executive;
•Differentiate based on performance relative to targets, peers and market conditions, with a significant portion of compensation tied to the achievement of annual and long-term goals that promote shareholder value creation; and
•Emphasize ChampionX stock ownership by requiring stock ownership levels for executives.
We urge you to read the “Compensation Discussion and Analysis” beginning on page 41, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the 2022 Summary Compensation Table and other related compensation tables, beginning on page 57, which provide detailed information on the compensation of our named executive officers. The Compensation Committee and the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” and the compensation of our named executive officers reported in this Proxy Statement are effective in achieving our long-term business objectives.
In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking shareholders to approve the following advisory resolution at the Meeting:
RESOLVED, that the shareholders of ChampionX Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the 2022 Summary Compensation Table and the related compensation tables and narrative discussion in the Proxy Statement for the Company’s 2023 annual general meeting of shareholders.
This advisory resolution, commonly referred to as a “Say-on-Pay” resolution, is non-binding on our Board. Although non-binding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.
The Board recommends that you vote FOR the advisory vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement.

Item 7:    Advisory Vote on the Frequency of Say-on-Pay Votes
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As required by Section 14A(a)(2) of the Exchange Act, the Board is providing shareholders with an opportunity to provide a non-binding advisory vote to determine whether the Say-on-Pay vote should occur every one, two, or three years, or abstain.
We believe that Say-on-Pay votes should be conducted every year so that shareholders may annually express their views on the Company’s executive compensation program.
The Board recommends that shareholders vote to hold the Say-on-Pay vote every year. Shareholders are not voting, however, to approve or disapprove of this recommendation of the Board. The proxy card provides shareholders with the opportunity to choose among four choices. Specifically, shareholders are entitled to vote on whether the advisory Say-on-Pay vote should be held every one, two, or three years, or to abstain from voting.
While the result of this advisory vote on the frequency of the Say-on-Pay vote is non-binding, the Board values the views that our shareholders express in their votes. It will consider the outcome of the vote when deciding how frequently to conduct the Say-on-Pay vote.
The Board recommends that you vote to hold the advisory vote on named executive compensation every ONE YEAR.

Compensation Discussion and Analysis
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This Compensation Discussion and Analysis provides a detailed description of our compensation philosophy, objectives, policies, and practices in place during 2022, and explains the factors considered by the Compensation Committee of our Board (our “Compensation Committee” or the “Committee”) in making compensation decisions during 2022. This Compensation Discussion and Analysis focuses on the compensation of our NEOs for 2022, namely:

Name	Title
Sivasankaran (“Soma”) Somasundaram	President & Chief Executive Officer
Kenneth M. Fisher	Executive Vice President and Chief Financial Officer
Deric Bryant	Chief Operating Officer and President, Chemical Technologies
Paul E. Mahoney	President, Production & Automation Technologies
Julia Wright	Senior Vice President, General Counsel and Secretary
Key Compensation Overview for 2022
The Compensation Committee is committed to targeting reasonable and competitive total compensation for our NEOs, with a significant portion of that compensation being performance-based. Under the leadership of our NEOs, the Company delivered solid financial results in 2021 amid pandemic-driven productivity challenges, raw material inflation and product availability and logistical headwinds. The strong revenue results drove measurable shareholder value with improvements in net income, healthy adjusted EBITDA margins and increased cash from operating activities and strong free cash flow generation that provided the basis for the Company to repay $212 million of debt in 2021, reaching its targeted ratio of net debt to EBITDA. This provided the foundation for the Company to initiate a quarterly dividend in the first quarter of 2022 and a $750 million share repurchase program, delivering to shareholders on its capital allocation strategic objectives.
In recognition of their leadership during challenging market conditions, achievement of solid financial results, and to better align compensation relative to the market, increases to NEO compensation in 2022 were made primarily in annual incentive and equity components to further incentivize achievement of business performance that generates shareholder value over the short- and long-term.
The Core Peer Group (as defined below) referenced to help set overall executive compensation provides a contemporaneous comparative view of compensation practices of companies within a range of the Company’s current annual revenue and enterprise value. However, in light of the performance awards having a three-year performance period, which provides for payment, if at all, at the end of such period, the Compensation Committee determined in 2022 that it was appropriate to designate the TSR Performance Peer Group (as defined below), which is a customized peer group for purposes of the performance awards. The TSR Performance Peer Group was customized to further incentivize execution on strategic objectives designed for long-term growth and enhancing shareholder value during the three-year performance period. In designating the TSR Performance Peer Group, the Compensation Committee modified the Core Peer Group by adding oilfield services and chemical companies that were larger than the Company and excluded oilfield services and manufacturing companies that were smaller than the Company, and by adding the Philadelphia Oil Service Sector Index to the performance award peer group to provide an additional comparison of the Company’s performance to the broader oil services industry.
The Compensation Committee believed that the increases in NEO total compensation primarily to incentive and equity compensation, and changes in the peer group for determining relative total shareholder return provide competitive opportunities aligned with driving achievement of goals that promote shareholder value creation.

Compensation Principles and Best Practices
Our compensation program is designed to align with and drive achievement of our business strategies and provide competitive opportunities. Accordingly, we believe our compensation philosophy supports our vision of unlocking energy and improving lives through our commitment to deliver globally sustainable operations. The Compensation Committee designs our compensation program with the following objectives in mind:
•Ensure executive compensation drives behaviors and actions consistent with shareholder interests, prudent risk-taking and a long-term perspective;
•Ensure executive compensation allows us to attract, retain, motivate and reward high-performing executive talent. We target reasonable and market-competitive compensation that reflects the scope of responsibility of the position, and the skills and experience of the executive;
•Differentiate based on performance relative to targets, peers and market conditions, with a significant portion of compensation tied to the achievement of annual and long-term goals that promote shareholder value creation; and
•Emphasize ChampionX stock ownership by requiring stock ownership levels for executives.
Management and the Compensation Committee believe that providing significant perquisites to executive officers would not be consistent with our overall compensation philosophy or with our operating culture. As a result, we do not provide our NEOs with social or health club memberships, company cars or allowances, financial counseling, or any other perquisites.
As part of our compensation review process, during 2022, our CEO made recommendations to the Compensation Committee regarding the compensation and incentives for our NEOs other than himself. In doing so, he:
•Recommended performance measures, target goals and award schedules for short-term and long-term incentive awards, and reviewed performance goals for consistency with our projected business plan;
•Reviewed competitive market data for executive positions; and
•Developed specific recommendations regarding the amount and form of equity compensation to be awarded to our NEOs.
Based on the CEO’s recommendations and in concert with him, our Compensation Committee’s role is to annually review and approve the compensation and incentive awards for our NEOs. In addition, the Compensation Committee also considers the advice received from its compensation consultant with respect to executive compensation matters, and regularly reviews the components of our compensation program to ensure that they continue to align with the above objectives and that the program is administered in a manner consistent with established compensation policies.
The Compensation Committee reviews the CEO’s compensation and incentives considering the Company’s performance, relative TSR, the value of similar compensation of CEOs at comparative companies, and awards given to the CEO in prior years. Together with the CEO evaluation performed by the Governance and Nominating Committee, the Compensation Committee recommends the CEO’s compensation and incentives to the independent members of the Board for approval.
The Compensation Committee also considers the results of prior shareholder advisory votes on Say-on-Pay in its evaluations, reviews and recommendations of NEO compensation.
The following is a summary of our key compensation policies and practices in place during 2022 for our NEOs:

Pay for Performance	A majority of the compensation for our NEOs is performance-based and is paid based on the achievement of absolute and relative performance goals.
Share Ownership Guidelines	Subject to a five-year transition period, each of our NEOs must hold the equivalent in value of three times (or five times in the case of the CEO) their base salary.

Clawback Policy	We can recover performance-based compensation, both cash and equity, paid to executives but subsequently determined not to have been earned because financial results are restated, if the restatement is caused by the executive’s fraud, intentional misconduct, or gross negligence. Our clawback policy has a three-year lookback.
Anti-Pledging	No directors or officers may pledge Company stock, subject to limited exceptions.
Anti-Hedging	No directors or officers may hedge Company stock.
Double-Trigger	Our executive severance policy requires a double-trigger for a change-in-control termination (i.e., the occurrence of both a change-in-control and a qualifying termination of employment within 18 months following the change-in-control event) in order for an executive to receive change-in-control benefits.
Independent Compensation Committee and Compensation Consultant	Only independent directors serve on the Compensation Committee. Additionally, the Compensation Committee engages an independent compensation consultant and meets with the consultant in executive sessions.
Peer Group Comparison	We compare our NEOs’ total compensation to peer and industry groups for market comparable data. We evaluate these groups annually to ensure that they remain appropriate and add or remove companies when warranted.
No Automatic Base Salary Increases	Our NEOs’ base salaries are reviewed annually and are not automatically increased each year.
No Employment Contracts	We do not enter into employment contracts with any NEO.
No Tax Gross-Ups	No excise tax gross-ups are provided to any NEO.
No Perquisites	We do not provide perquisites to NEOs, nor do we own or operate any corporate aircraft.

Compensation Consultant
Under its charter, our Compensation Committee is authorized to retain a compensation consultant and has the sole authority to approve the consultant’s fees and other retention terms. In 2022, our Compensation Committee used the services of one compensation consulting firm, Meridian Compensation Partners, LLC (“Meridian”). Our Compensation Committee engaged and managed its relationship with the Meridian executive compensation consultants directly. In addition, Meridian reported directly to the Compensation Committee with respect to all executive and non-executive director compensation matters.
The nature and scope of Meridian’s engagement by the Compensation Committee included advising the Compensation Committee, as it needed, with respect to all executive compensation matters under the Compensation Committee’s purview. The material elements of the instructions or directions given to Meridian with respect to the performance of its duties to the Compensation Committee included engaging Meridian to:
•Guide the Compensation Committee’s decision making with respect to executive compensation matters in light of the Company’s business strategy, pay philosophy, prevailing market practices, shareholder interests and relevant regulatory mandates;
•Review and provide advice on the Core Peer Group, Supplemental Industry Group, and the TSR Performance Peer Group;
•Advise on incentive plan design for both annual and long-term incentive awards;
•Provide comprehensive competitive market studies as reference for the Compensation Committee in consideration of CEO and senior management compensation;

•Review the CEO’s executive compensation recommendations for our senior executives;
•Review the CEO’s compensation;
•Review and provide competitive market information on non-executive director compensation; and
•Apprise the Compensation Committee about emerging best practices and changes in regulatory and corporate governance environment.
In connection with its engagement of Meridian and based on the information presented to it, the Compensation Committee assessed the independence of Meridian pursuant to applicable SEC and Nasdaq rules and concluded that Meridian’s work for the Compensation Committee did not raise any conflict of interest for 2022. Outside of providing executive and director advisory services to our Compensation Committee, Meridian provided no other services to us or our affiliates.

Peer Groups
In the design and administration of our 2022 executive compensation programs for NEOs, our Compensation Committee considered competitive market data from our 2022 core peer group listed below (the “Core Peer Group”). The Compensation Committee also used its discretion and business judgment in determining overall compensation.
The Core Peer Group was comprised of a mix of companies that provide services or equipment to the oil and gas industry and companies that provide chemical solutions, and represented a range of annual revenue and enterprise value, both higher and lower than those of the Company. At the time the Core Peer Group was selected, the Company’s percentile rank of revenue and enterprise value among the Core Peer Group was 58% and 56%, respectively.

Ashland Global Holdings, Inc.	NOW Inc.
Cabot Corporation	nVent Electric plc
Flowserve Corporation	Oceaneering International, Inc.
Helmerich & Payne, Inc.	Olin Corporation
Innospec Inc.	Patterson-UTI Energy, Inc.
ITT Inc.	TechnipFMC plc
MRC Global Inc.	The Chemours Company
NOV Inc.	Weatherford International plc
The Compensation Committee will assess the composition of our Core Peer Group at least annually.
In addition to publicly available data for the Core Peer Group, a supplemental group of companies (the “Supplemental Industry Group”) was selected for 2022 to provide additional data for assessing the competitiveness of our compensation programs for our NEOs. This Supplemental Industry Group consisted of 20 companies that were participants in the Equilar Executive Compensation Survey (which was used by Meridian to analyze peer company compensation data that is not publicly available). The companies were generally selected based on company size, considering enterprise value and revenue, and the nature of their principal business operations with specific emphasis on organizations operating in the energy, chemical, equipment and services, and industrial machinery sectors. The Supplemental Industry Group includes companies with revenues between $1 billion to $7 billion. The Company’s projected pro forma consolidated revenue was near the median of the Supplemental Industry Group revenues, and the Company’s enterprise value was near the 33rd percentile of the Supplemental Industry Group. The companies that comprised the Supplemental Industry Group for 2022 compensation decisions were: Cabot Corporation, Chart Industries, Inc., Diamondback Energy, Inc., Flowserve Corporation, Fortive Corporation, Franklin Electric Co., Inc., H.B. Fuller Company, Huntsman Corporation, IDEX Corporation, Lincoln Electric Holdings, Inc., Marathon Oil Corporation, nVent Electric plc, Oceaneering International, Inc., Pentair plc, SPX FLOW, Inc., Tennant Company, The Timken Company, Trinseo PLC, Woodward, Inc., and Xylem Inc.
In addition to the Core Peer Group and the Supplemental Industry Group, the TSR Performance Peer Group was selected to evaluate the performance of the 2022 PSAs to incentivize long-term growth by adding larger oilfield services and chemical companies and excluding smaller oilfield services and manufacturing companies.

Summary of 2022 Compensation for Named Executive Officers

	Base Salary	Target Short-Term Incentive(1)	Long-Term Equity Incentive Awards(2)	Total Amount(3)
Mr. Somasundaram	$874,000	$961,400	$5,000,000	$6,835,400
Mr. Fisher	$602,935	$542,642	$2,000,000	$3,145,577
Mr. Bryant	$606,358	$485,086	$1,707,000	$2,798,444
Mr. Mahoney	$465,507	$349,130	$950,000	$1,764,637
Ms. Wright	$444,230	$333,172	$900,000	$1,677,403

_____________________
(1) Short-term incentive awards payout between 0%-200% of target based on the percentage achievement of each performance measure. See the discussion under “Short-Term Incentive (Annual)” below.
(2) Long-term equity incentives are awarded as a number of shares determined by dividing the value reflected above by the closing price of the Company’s common stock on the date of grant. As a result, the values reflected above differ from the accounting values for such awards as reflected in the 2022 Summary Compensation Table. A portion of these awards are in the form of performance share awards included at 100% value but may vest after a 3-year performance period between 0%-200%, as further described under “Long-Term Equity Incentive Compensation — Performance Share Awards” below.
(3) This table is not intended to replace the more detailed information provided in the 2022 Summary Compensation Table on page 57.

Neither the values shown in the table above nor the accounting values within the tables that follow this Compensation Discussion and Analysis reflect settlement values, which may be impacted by the price of our common stock, the Company’s future performance, terminations of employment, or change-in-control events, and will not be known until actual settlement occurs, if any.
Performance-Based Compensation
A significant portion of our NEOs’ annual compensation in 2022 was performance-based compensation. The charts below show the percentage of our CEO’s and other NEOs’ 2022 total annual compensation that is performance-based compensation and the percentage that is not performance-based compensation (percentages may not total 100% due to rounding). The charts reflect short-term incentive awards paid at target, and performance awards vested at 100%, and are not intended to replace the more detailed information provided in the 2022 Summary Compensation Table.

CEO 2022 Compensation Core Elements	All Other NEOs 2022 Compensation Core Elements

23% Fixed
23%
22%
18%
37%
77% Performance-Based
Base
Target AIP
LTIP - PSAs
LTIP - RSUs

Elements of Our Executive Compensation Program
Our executive compensation program has been designed to ensure that ChampionX is able to attract and retain appropriate executives for applicable positions and that our compensation plans support ChampionX’s strategies, focus efforts, help achieve business success, and align with our shareholders’ interests. There is no pre-established formula for the allocation between cash and non-cash compensation or short-term and long-term compensation. Instead, each year our Compensation Committee determines, in its discretion and business judgment, the appropriate level and mix of cash and non-cash compensation and short-term and long-term incentive compensation for our NEOs to reward near-term performance, encourage commitment to our long-range strategic business goals and considering alignment with market practices. In evaluating the appropriate combination of elements, our philosophy is to condition the majority of NEO compensation on Company performance.
As illustrated in the charts below, our 2022 executive compensation program consisted of the following core elements (at target): base salary, short-term incentives (annual), and long-term incentives (service-based and performance-based). The charts are not intended to replace the more detailed information provided in the 2022 Summary Compensation Table.

Compensation Element	Objective	Key Features	Performance-Based
Base Salary	Provides regular income at reasonable, competitive levels, reflecting scope of responsibilities, job characteristics, leadership skills and experience.	Reviewed annually and subject to adjustment based on individual performance, experience, leadership and market factors.	No, but increases are not guaranteed, and NEOs have taken reductions in salary during challenging times.
Annual Cash Incentive	Rewards contributions to the achievement of annual targets and individual performance; focuses attention on key operational, functional and financial measures, and strategic goals.	The Compensation Committee establishes performance measures to align performance relative to goals, ultimately driving shareholder value.	Yes, pays out based on achievement of measurable pre-established Company performance goals, and individual/strategic objectives.
Long-Term Incentive Plan - Performance Share Units	Correlates pay with generating cash flow to fund the Company’s growth and increases in both absolute and relative shareholder returns over the long term.
In periods of poor performance, including relative to industry peers, executives realize little or no value; in periods of strong performance, including relative to peers, executives may realize substantial value.
Three-year cliff vesting.
Yes, value increases or decreases in correlation to share price and ability to generate free cash flow; may not be earned depending on shareholder return and level of free cash flow.
Long-Term Incentive Plan – Restricted Stock Units	Incentivizes management contributions to long-term increases in shareholder value; helps to retain executives in the competitive energy market.
Paid in equity, and value is realized based on future share price; provides a direct correlation of realized pay to changes in shareholder value.
Vests ratably over three years or cliff vests after three years.
Yes, value increases or decreases in correlation to share price.
In addition to the elements outlined above, our 2022 executive compensation program included severance and change-in-control protection and other generally available benefits, which are not reflected above. Each element of our executive compensation program is described below.

Base Salary
We pay our NEOs market-competitive base salaries for the skills and experience necessary to meet the requirements of each NEO’s role. To determine the salaries for our NEOs, our Compensation Committee considered market comparisons, as well as the following factors:
•experience in current role and equitable compensation relationships among our executives;
•performance and leadership; and
•external factors involving competitive positioning, general economic conditions, and marketplace compensation trends.
No specific formula is applied to determine the weight of each factor, and the factors are considered by our Compensation Committee in its discretion. Salary reviews are conducted annually in which individual performance is evaluated; however, individual salaries are not necessarily adjusted each year. Our Compensation Committee generally establishes base salaries at competitive levels, with reference to pay levels of comparable positions in the Core Peer Group and the Supplemental Industry Group at the 25th, 50th and 75th percentiles, and consideration for the factors identified above.
The Compensation Committee met in February 2022 to review the compensation of our NEOs. In consideration of market conditions at the time, and the desire to pursue a disciplined operating model, NEO base salaries were increased 3%.
Short-Term Incentive (Annual)
Our Compensation Committee established the Executive Officer Annual Incentive Plan (“EAIP”) to reward NEOs for achieving targeted financial results which correlate to value creation for our shareholders, and to provide a means to link cash compensation to the Company’s short-term performance. We provide short-term incentives to motivate and reward achievement of, and performance in excess of, ChampionX’s annual goals.
The target awards among our NEOs are generally set to be competitive with our Core Peer Group and Supplemental Industry Group, with reference to the target awards of similar positions at the 25th, 50th and 75th percentiles.

Name	2022 Target EAIP Award % of Base Salary
Mr. Somasundaram	110%
Mr. Fisher	90%
Mr. Bryant	80%
Mr. Mahoney	75%
Ms. Wright	75%
The short-term incentive award opportunities are based on a percentage of base salary assuming attainment of specified threshold, target, and maximum levels of each performance measure, as described in more detail below. EAIP percentages for Messrs. Somasundaram and Mahoney and for Ms. Wright were each increased 5% in 2022 to better align their annual incentive opportunity relative to the market. Payouts range from 0%-200% of target based on the percentage achievement of each performance measure.
In February 2022, the Compensation Committee established the design and performance metrics for the EAIP awards, including the following financial metrics and goals to ensure a balanced view of Company performance. When establishing target levels for the financial metrics for 2022, the Compensation Committee considered, among other things, projected Company performance, strategic business objectives, and forecasted general business and industry conditions.

Consolidated Adjusted EBITDA*
On a consolidated basis, defined as net income attributable to ChampionX (per GAAP) before interest, taxes, depreciation and amortization expense, restructuring and other related charges, certain non-recurring items, and transaction and integration costs related to the Merger.
On a segment or business basis, defined as operating profit (per GAAP) before income taxes, depreciation and amortization, restructuring and other related charges, certain non-recurring items, and transaction and integration costs related to the Merger.
Consolidated Adjusted EBITDA is a key performance metric for the Company and allows our shareholders to compare our operating performance across periods by excluding items that do not reflect the core ongoing operating results of our businesses.

	Threshold	Target	Maximum	Actual
Consolidated Adjusted EBITDA	$450.00	$585.00	$680.00	$608.01
Chemical Technologies Adjusted EBITDA	$272.14	$349.70	$406.49	$377.69
PAT Segment Adjusted EBITDA	$129.23	$184.62	$221.54	$196.47

Consolidated Adjusted Free Cash Flow*
Defined as net cash provided by operating activities (per GAAP) less capital expenditures and other discrete items, and measured as a percentage of revenue.
Reflects the Company’s objectives to generate positive cash flow for debt reduction and to support the Company’s strategic objectives.

	Threshold	Target	Maximum	Actual
Consolidated Adjusted Free Cash Flow	5.5%	8.7%	11.1%	8.6%

Energy Transition Revenue
On a consolidated basis, defined as revenue recognized from (a) digital products and services, (b) emissions monitoring products and services, (c) non-oil and gas applications of our products, (d) our UltraFab™ products and services, and (e) the sale of our products and services for use in mid-stream applications in the United States.
Reflects the Company’s strategic objective to drive growth by identifying opportunities to expand digitally-enabled products and digital revenue streams, and by innovating and developing solutions that help our customers improve efficiency and meet their sustainability goals.

	Threshold	Target	Maximum	Actual
Energy Transition Revenue	$220.80	$267.80	$334.80	$279.71

Business or Segment Net Working Capital (% of Revenue)
Defined as the aggregate of accounts receivable and inventory for the business or segment, less the business’s or segment’s accounts payable and other discrete items, and measured as a percentage of revenue for the business or segment.
Reflects a business’s or segment’s management of accounts receivable, inventory and accounts payable practices, and measures, on a non-consolidated basis, the performance of a business or segment in driving the Company’s ability to generate positive cash flow through the key metrics quantifiable at such level.

	Threshold	Target	Maximum	Actual
Chemical Technologies Net Working Capital (% of Revenue)	22.3%	17.2%	14.60%	18.91%
PAT Segment Net Working Capital (% of Revenue)	32.3%	24.9%	21.40%	27.30%
Payouts for each metric can range from 0% for achievement at threshold to 200% for achievement of maximum levels and higher, except for the Energy Transition Revenue metric that results in a 50% payout at threshold.

In addition to the financial performance metrics described above, the Compensation Committee approved the following qualitative measures and financial performance hurdle in the design of the 2022 EAIP awards:

Individual Performance/Strategic Initiatives	Defined as specific goals and targets assigned to each executive related to the Company’s key strategic objectives consistent with the strategic plan approved by the Board. Allows the Company to incentivize individual performance by rewarding individual contributions to the Company’s key strategy focus areas.

ESG Modifier	A discretionary modifier that permits the Compensation Committee to increase or decrease EAIP achievement by up to 10% based on progress of the creation and execution of the Company’s ESG strategy and framework, in recognition of the importance of ESG issues to the Company’s corporate purpose and business strategy.
Safety Modifier	A discretionary modifier that permits the Compensation Committee to apply downward discretion on achievement of EAIP awards in the event of extreme safety incidents.
Consolidated Adjusted EBITDA Margin* Hurdle
Defined as Consolidated Adjusted EBITDA (see above) measured as a percentage of revenue.
The Energy Transition Revenue and individual performance/strategic initiatives measures cannot be achieved at greater than target unless the Company’s Consolidated Adjusted EBITDA Margin for 2022 meets or exceeds 18%.

*        Note that these performance metrics, used for compensation purposes, may not correspond precisely to similarly-named non-GAAP financial measures used for financial purposes.
The financial performance measures, weighting of each element, and awarded achievement for the NEOs’ 2022 EAIP are set forth below. Achievement of the Energy Transition Revenue metric and the award for individual performance were capped at 100% as the Consolidated Adjusted EBITDA Margin for 2022 did not reach 18%.

Messrs. Somasundaram and Fisher and Ms. Wright
Weight	Metric	Awarded Achievement
30%	Consolidated Adjusted EBITDA	117.7%
25%	Consolidated Adjusted Free Cash Flow	98.87%
15%	Energy Transition Revenue	100%
30%	Individual Performance/Strategic Initiatives	100%

Mr. Bryant			Mr. Mahoney
Weight	Metric	Awarded Achievement	Weight	Metric	Awarded Achievement
10%	Consolidated Adjusted EBITDA	117.7%	10%	Consolidated Adjusted EBITDA	117.7%
10%	Consolidated Adjusted Free Cash Flow	98.87%	10%	Consolidated Adjusted Free Cash Flow	98.87%
10%	Energy Transition Revenue	100%	10%	Energy Transition Revenue	100%
25%	Chemical Technologies Adjusted EBITDA	136.01%	25%	PAT Segment Adjusted EBITDA	132.09%
25%	Chemical Technologies Net Working Capital (% of Revenue)	89.86%	25%	PAT Segment Net Working Capital (% of Revenue)	90.00%
20%	Individual Performance/ Strategic Objectives	100%	20%	Individual Performance/ Strategic Objectives	100%

The Compensation Committee considered the following factors in approving the results and payouts for 2022 EAIP:
•Strong financial performance of the Company, including a 37% annual increase in net income and a 30% year-over-year increase in Consolidated Adjusted EBITDA, driven by successful execution in volume growth, realization of price increases and productivity, resulting in Consolidated Adjusted EBITDA achievement in excess of target.
•The Company made significant progress in demonstrating a strong Consolidated Adjusted Free Cash Flow profile, with results for each of the third and fourth quarters of 2022 exceeding the maximum target for the year by almost 50%. This resulted in $226 million in cash returned to shareholders in 2022, with just over 40% of that amount returned in the fourth quarter. However, results in the first half of 2022 caused achievement of the Consolidated Adjusted Free Cash Flow metric for the full 2022 year below target.
•While the Company’s Consolidated Adjusted EBITDA Margin increased through the year, with the strongest result for the fourth quarter of 2022 to exit the year, the Consolidated Adjusted EBITDA Margin for the full year did not reach the 18% hurdle. As a result, achievement of the Energy Transition Revenue and individual performance/strategic objectives metrics were capped at 100%.
•Release of the Company’s inaugural Sustainability Report summarizing the Company’s ESG journey for the year ended December 31, 2021, including metrics indicated in the Sustainability Accounting Standard Board’s Oil & Gas Services and Chemicals Sustainability Accounting Standards, which created a foundation for future reporting and progress, and required the significant efforts of the cross-functional ESG Working Group and cross-functional ESG priorities workstreams. The Compensation Committee exercised the ESG modifier to increase EAIP achievement by 10% for all NEOs.
•In 2022, 62% of Company locations achieved Goal Zero for safety incidents, with 81% of locations achieving Goal Zero for injuries and 71% of locations achieving Goal Zero for vehicle accidents. However, in consideration of year-over-year increases in the total recordable incident rate, total vehicle accident rate, severe vehicle accident rate, and process safety events, the Compensation Committee applied a 5% deduction to EAIP awards to all executives for safety performance.
The Compensation Committee also considered the individual achievement of the NEOs in executing on the Company’s strategic objectives for purposes of awarding 100% achievement of the individual performance metric for each NEO based on the following factors:
•Continued successful realization of Better Together initiative potential with achievement of cost synergies in excess of target and in advance of the targeted schedule, continued realization of revenue synergies with an increase in new customer wins by 50% over 2021 and growth of the pipeline of identified potential opportunities by just under 50%, strong employee engagement in global employee resource groups, development month and continuous improvement conference sessions and with the Pipeline to the CEO supporting a strong post-Merger integrated culture, and significant cross-functional efforts to simplify global subsidiary entity structures for both internal efficiencies and external improvements in engagement with customers and suppliers across product lines.
•Acceleration of digital and digitally-enabled revenue streams with 36% year-over-year growth in revenue from digital and emissions products and services, substantial cross-functional efforts in new product development, launches and governance, and marked progress in internal digitalization driving productivity across functions.
•Strong international growth in 2022 including capture of significant revenue synergies and significant growth in the pipeline of identified opportunities, which required support of cross-functional teams across the Company.
•Continued successful enterprise-wide efforts in executing our continuous improvement strategic priority including attendance by more than 2,500 employees at sessions during the Company’s continuous improvement conference, restructuring of the Company’s Reservoir Chemical Technologies reporting segment, the cross-functional efforts to simplify the Company’s global subsidiary structure, and execution on substantial initiatives within the finance teams driving process improvements, improvements in working capital, expense reductions and revenue growth.
•Publication of the Company’s inaugural Sustainability Report, notable progress in evolving the Company’s portfolio for sustained growth in delivering above-target Energy Transition Revenue, and efforts in evaluating, executing and integrating strategic opportunities.
Based on these factors, the results of the financial and quantitative measures, and the NEOs’ achievement of their individual performance, the Compensation Committee approved the following EAIP payouts to our NEOs for 2022:

	Target EAIP	Actual EAIP Award
Mr. Somasundaram	$961,400	$1,060,227
Mr. Fisher	$542,642	$598,422
Mr. Bryant	$485,086	$550,732
Mr. Mahoney	$349,130	$392,907
Ms. Wright	$333,172	$367,421
In all instances, actual bonus payments under the EAIP for 2022 may be adjusted upward or downward at the discretion of the Compensation Committee based upon its evaluation of an NEO’s individual achievements or contributions to performance of the functions with his or her areas of responsibility. In addition, adjustments are permitted as deemed appropriate by the Committee to account for unanticipated or other significant events that warrant adjustment. No discretionary adjustments were made for 2022 EAIP awards.
Plan awards earned for a given year generally are paid in the first quarter of the following year after the public release of our year-end financial results and after determination of the award payments by the Compensation Committee for all NEOs other than our CEO, and by the Board for our CEO. No award payment is made until the calculation of the payment award is approved by the Committee or the Board, as appropriate. Cash award payments for 2022 performance were made in March 2023.
Long-Term Equity Incentive Compensation
Long-term equity incentives are designed to motivate management to enable the Company to achieve long-term performance improvements and serve to link a significant portion of compensation to shareholder returns. The Company issues awards of long-term equity compensation, or “LTIP” awards, from time to time consistent with the objectives and philosophy of our compensation programs under our 2018 Plan. We generally grant long-term equity awards annually in the first quarter to incentivize future performance.
LTIP awards provide our NEOs with a benefit that generally increases only when the value of our shares increases, which aligns their interests with increasing shareholder value. Long-term incentives are equity-based and include restricted stock units (“RSUs”) and PSAs. In determining the form or forms of LTIP award grants, the Committee considers, among other factors, the role of the executive and the ability of the executive to impact our success, as well as the appropriateness of a particular security for the individual executive.
In determining the total value of LTIP awards to be granted to each NEO, the Compensation Committee determines the award value as a nominal dollar amount in accordance with market data and considers, without giving particular weight to any specific factor, the position of the executive officer (both in terms of function and responsibilities), tenure, anticipated future contributions, and the long-term incentive compensation of similarly situated executives in our Peer Group.
Restricted Stock Unit Awards
RSUs complement the overall compensation mix for our executives by:
•Driving behaviors and actions consistent with creating shareholder value;
•Providing diversification of compensation in recognition of the cyclical nature of our industry;
•Resulting in actual share ownership aligned with our executive stock ownership guidelines; and
•Supporting executive retention.

In 2022, the Compensation Committee granted RSU awards that vest in one-third increments on the first, second, and third anniversary of the date of grant, and RSU awards that vest in one installment on the third anniversary of the date of grant, subject to the executive’s continued employment through each applicable vesting date. RSUs are paid in shares of ChampionX common stock and do not carry voting rights, but do earn dividend equivalents during the vesting period (that become payable only if, and to the extent, the RSU award vests), to the extent any dividends are declared on our common stock.
Performance Share Awards
PSAs are intended to align the NEOs’ interests with those of our shareholders with a focus on long-term results. The PSAs reinforce sustained long-term performance and value creation, as well as strategic planning processes, while balancing short- and long-term decision making. The PSAs awarded in 2022 are structured to be paid out, if at all, in shares of ChampionX common stock, at the end of a three-year performance period subject to the executive’s continued employment through the vesting date, based on the average of the calculated results of the two performance metrics: (a) the cumulative TSR of our common stock relative to the TSR Performance Peer Group (listed below), and (b) free cash flow as a percentage of revenue.
The relative TSR metric is subject to an absolute TSR collar that limits the amount paid on PSAs if absolute TSR is negative over the performance period. This further aligns NEOs’ interests with those of our shareholders, to limit returns on PSAs during periods where shareholder returns are also limited. The Compensation Committee believes that relative TSR is an appropriate long-term performance metric because it generally reflects all elements of a company’s performance, provides a reliable means to measure relative performance, and ensures the best alignment of the interests of management and shareholders, while the absolute TSR collar ensures that relative TSR results are consistent with absolute shareholder return.
For the grant of the 2022 PSAs, the TSR Performance Peer Group was modified from the Core Peer Group used to evaluate executive compensation, to add larger oilfield services and chemical companies and to exclude smaller oilfield services and manufacturing companies. While the Core Peer Group is a useful benchmark for the contemporaneous compensation practices of companies with annual revenue and enterprise value within a range of the Company’s, the PSAs are designed to reward long-term performance and by adding larger companies to the performance award peer group, and excluding smaller companies, the focus was aligned with long-term growth. The Philadelphia Oil Service Sector Index was also added to the performance award peer group to incorporate an additional comparison of the Company’s performance to the broader oil services industry. The TSR Performance Peer Group for the 2022 PSAs consists of ChampionX and the following companies (or a suitable replacement selected by the Compensation Committee, if a peer company is acquired or is not the surviving company in a merger) and indices (collectively, the “TSR Performance Peer Group”):

Baker Hughes Company	Olin Corporation
Cabot Corporation	Patterson-UTI Energy, Inc.
Halliburton Company	Schlumberger Limited
Helmerich & Payne, Inc.	TechnipFMC plc
Innospec Inc.	The Chemours Company
NOV Inc.	Weatherford International plc
Oceaneering International, Inc.	PHLX Oil Service Sector Index
S&P 500 Index
For purposes of the 2022 PSAs, the TSR measurement will be calculated using the 20-trading day average stock price of each company ending December 31, 2021, referred to as the beginning price, compared to the 20-trading day average stock price of each company ending December 31, 2024. The absolute TSR collar limits the extremes of the payout for relative TSR if it is misaligned with absolute TSR. If the annualized absolute TSR for the performance period is greater than 15%, the percentage payout for the relative TSR metric would be at least 50%, and if such annualized absolute TSR is negative, the percentage payout for the relative TSR metric would be capped at 100%, in each case regardless of relative TSR results for the performance period. No adjustment is made to the percentage payout based on relative TSR if the annualized absolute TSR for the performance period is between 0% and 15%. As an example, if the Company’s relative TSR for the performance period is in the 73rd percentile of the

TSR Performance Peer Group but the Company’s annualized absolute TSR for the performance period is negative, the payout percentage for relative TSR would be capped at 100%.
The payout range for the 2022 PSAs is 0%-200% of target based on a simple average of the payout percentages determined from the results of (a) ChampionX’s relative TSR during the performance period, subject to the absolute TSR collar, and (b) free cash flow as a percentage of revenue for the performance period. Payout percentages for the relative TSR metric range from 0%-200% and will be determined based on ChampionX’s TSR rank relative to the TSR Performance Peer Group as follows, and then subject to the absolute TSR collar. There is no payout for relative TSR ranked 13 through 16, unless the TSR collar results in a 50% payout for an annualized absolute TSR greater than 15%.

Rank	Percentile Rank	Payout	Rank	Percentile Rank	Payout
1	100%	200%	8	53%	108%
2	93%	200%	9	47%	90%
3	87%	192%	10	40%	70%
4	80%	175%	11	33%	50%
5	73%	158%	12	27%	30%
6	67%	142%	13 or below	20%	0%
7	60%	125%
The free cash flow as a percent of revenue results will be determined for the period from January 1, 2022 through December 31, 2024. The Committee believes that free cash flow is an absolute performance metric well aligned with the Company’s strategic objectives and shareholder interests as a measure of the Company’s ability to reduce leverage, invest in the growth of the Company, and return capital to shareholders. Payout percentages for the free cash flow as a percentage of revenue metric range from 0%-200% with a 50% payout for a threshold performance of 4.5%, 100% payout for performance results of 7.0%, 200% payout for performance results of 10.5% and higher, and no payout for performance below threshold. Payout for results between threshold, target and maximum levels will be determined through linear interpolation.
2022 LTIP Compensation
The Compensation Committee approved the following LTIP awards for the NEOs for 2022.

	2022 LTIP Awards
Executive	RSUs (3-year annual vest) ($)	RSUs (3-year cliff vest) ($)	PSAs* ($)	Total LTIP ($)
Mr. Somasundaram	2,500,000	—	2,500,000	5,000,000
Mr. Fisher	750,000	500,000	750,000	2,000,000
Mr. Bryant	600,000	300,000	600,000	1,500,000
Mr. Mahoney	375,000	200,000	375,000	950,000
Ms. Wright	375,000	150,000	375,000	900,000
* PSAs reflected at 100% value, but may vest between 0%-200% as described above.
The total value of LTIP awards made in 2022 was determined in recognition of leadership during challenging market conditions, achievement of solid financial results, and to better align equity compensation relative to the market. In addition, a portion of the total LTIP award to NEOs other than Mr. Somasundaram, was made in the form of RSUs that vest in one installment on the third anniversary of the date of grant, subject to the NEO’s continued employment through such date, which, together with the PSAs, aim to ensure continuity and stability of leadership and drive execution of the Company’s strategic objectives over a long-term period.
Effective January 1, 2022, Company contributions to the Mirror Savings Plan that was created in 2020 in connection with the Merger for employees who participated in the Ecolab, Inc. mirror savings plan were eliminated. (See below for an additional description of the Mirror Savings Plan.) Consequently, in consideration of the foregone future

Company contributions, the Company granted RSUs to participants in the Mirror Savings Plan, including Mr. Bryant, that vest in one installment on the third anniversary of the date of grant, subject to the participant’s continued employment through such date. The value of the RSU grant to Mr. Bryant was $207,000, with the number of shares awarded determined by dividing the value of the grant by the closing price of the Company’s common stock on the date of grant. Further information on the Mirror Savings Plan is included below.
Other Benefits
Our NEOs participate in the same retirement and health and welfare programs as our other employees in the United States. In 2022, all of our NEOs participated in the Company’s 401(k) plan. The employer matching contributions we made pursuant to these plans are reflected in the column titled “All Other Compensation” in the 2022 Summary Compensation Table, and the notes following the table. The health care and insurance coverage provided to our NEOs is the same as that provided to other active employees in the United States.
We do not currently provide any perquisites to our NEOs.
Executive Severance and Change-in-Control Plans
We do not maintain individual severance or change-in-control agreements with our NEOs. However, we maintain the ChampionX Corporation Executive Severance Plan (“ESP”) and the ChampionX Corporation Senior Executive Change-in-Control Severance Plan (“CICSP”) to accomplish several objectives, including:
•Ensuring shareholder interests are protected during business transactions by providing benefits that promote senior management stability;
•Providing and preserving an economic motivation for participating executives to consider a business combination that creates value for shareholders but may result in an executive’s job loss; and
•Competing effectively in attracting and retaining executives in an industry that experiences acquisitions and divestitures.
NEOs may not receive benefits under both plans as a result of the same severance event. Among other benefits, the ESP continues the NEO’s base salary for a period of 12 months and provides each NEO with a pro-rated portion of the NEO’s EAIP award paid with respect to the prior year (or, if the NEO has been employed for less than one year, an amount determined in the Compensation Committee’s discretion) if he or she is involuntarily terminated without cause. The CICSP provides a lump-sum payment equal to two times the sum of executive’s base salary and his or her target EAIP award for the year in which the executive’s employment terminates or the year of the change-in-control, whichever is higher, if the executive’s employment is terminated within 18 months after a change-in-control either involuntarily without cause or due to the executive’s resignation for good reason. We believe this “double trigger” requirement is in the best interest of shareholders and is considered best practice.
Both the ESP and CICSP provide for the forfeiture and clawback of amounts paid under the plans if the executive breaches customary confidentiality, noncompetition, non-solicitation and non-disparagement covenants entered into at the time of termination. Amounts are paid under the ESP and CICSP subject to the executive’s timely execution of a standard employment release.
Details of potential payments under these plans are outlined in the “Potential Payments upon Termination or Change-in-Control” section. These plans do not provide any excise tax gross-up protections.
Deferred Compensation Plan
In connection with our spin-off from Dover Corporation (“Dover”) in 2018, the Compensation Committee adopted the Executive Deferred Compensation Plan (the “Deferred Compensation Plan”) to accept the roll-over of accounts of ChampionX employees who participated in the Dover deferred compensation plan. The Deferred Compensation Plan is frozen to new participants and to contributions from participants, and the Company does not provide above-market or preferential earnings. Mr. Somasundaram is our only NEO who was a participant in the Dover deferred compensation plan, and his account was transferred to the Company’s Deferred Compensation Plan at the time of our spin-off from Dover.

Mirror Savings Plan
In connection with the separation of the Chemical Technologies business from Ecolab Inc. (“Ecolab”) and the Merger, the Company adopted the ChampionX Mirror Savings Plan (the “Mirror Savings Plan”) for legacy ChampionX employees who participated in the Ecolab mirror savings plan prior to the Merger. The terms of the Mirror Savings Plan are substantially similar to those provided under the Ecolab mirror savings plan. Participant accounts in the Ecolab plan were not rolled into the Mirror Savings Plan established by the Company. The Mirror Savings Plan is frozen to new participants.
Effective January 1, 2022, Company contributions to the Mirror Savings Plan were eliminated and the Mirror Savings Plan was frozen to participant contributions effective January 1, 2023. The Company does not provide above-market or preferential earnings. Mr. Bryant is the only NEO who was a participant in the Ecolab mirror savings plan and participates in our Mirror Savings Plan.
Additional Executive Compensation Governance Considerations
Stock Ownership
The Compensation Committee believes requiring executives to retain shares of ChampionX common stock helps align executive performance with shareholder value creation. Our stock ownership guidelines require executives to own ChampionX common stock, valued as a multiple of the executive’s base salary, within five years from the date the executive becomes subject to the guidelines, as shown below:

Executive Level	Salary Multiple
Chief Executive Officer	5
Section 16 Officers	3
Other Corporate Officers	2
Shares of ChampionX common stock owned and RSUs subject only to time-based vesting are included when determining whether an executive has met the required ownership levels. Compliance with the stock ownership guidelines is reviewed annually. All NEOs are in compliance with the stock ownership guidelines.
Clawback Policy
Our Executive Compensation Clawback Policy sets out the terms under which we may seek to recover performance-based compensation from our NEOs. The policy allows the Company to recoup performance-based compensation, both cash bonuses and equity awards, that is paid to an executive and it is subsequently determined that such compensation would not have been earned had such compensation been calculated on the basis of restated financial results if the Board determines the restatement was the result of fraud, intentional misconduct or gross negligence of such executive. The Board will apply a three-year lookback period from the date of the restatement in applying any clawback of compensation, which may extend into the period following an executive’s employment with us.
In 2022, the SEC adopted final rules requiring the clawback of compensation from any current or former executive officer of incentive compensation erroneously awarded due to an accounting restatement with a three-year lookback period. The new SEC rule requires the national securities exchanges, including Nasdaq, to adopt listing standards to require listed companies to adopt and comply with the new clawback policy, and to provide disclosure regarding such policy and how it is implemented. We will monitor the listing standards that Nasdaq adopts and amend our executive compensation clawback policy in compliance with those standards.
Anti-Hedging Policy
Our Securities Trading Policy prohibits our Board and our officers, as well as persons who assist in the preparation of or have access to our consolidated financial results from engaging in any transaction designed to hedge or offset any decrease in the market value of ChampionX securities they hold. This includes any financial instrument or derivative security such as short sales, puts, calls, straddles, prepaid variable forward contracts, equity swaps, collars and exchange funds.

Anti-Pledging Policy
Our Securities Trading Policy also prohibits directors and executive officers from pledging ChampionX securities as collateral for a loan or other obligation, subject to limited exceptions, and from holding ChampionX securities in a margin account. No director or executive officer currently pledges any shares of ChampionX common stock held by them.
No Employment Contracts
We do not enter into employment contracts with any of our NEOs.

Conclusion
In a highly competitive market for executive talent, we believe our customers’ and employees’ interests, as well as those of our shareholders and other stakeholders, are well served by our compensation program. These programs are reasonably positioned among our Core Peer Group and encourage and promote our compensation objectives with a strong emphasis on pay for performance. Going forward, we will continue to review our compensation plans periodically to determine what revisions, if any, should be made.

Compensation Committee Report
_____________________________________________________________________________________________
The Committee has reviewed and discussed the Compensation Discussion and Analysis with management.
Based on such review and discussion with management, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2022.
Respectfully submitted by the Compensation Committee:

Gary P. Luquette, Chair
Heidi S. Alderman
Mamatha Chamarthi
Daniel W. Rabun

Executive Compensation Tables
_____________________________________________________________________________________________
The following tables and accompanying narrative disclosures provide information regarding the compensation earned by or paid to our NEOs during 2022.
2022 Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Mr. Somasundaram	2022	874,000	5,203,750	1,060,227	41,520	7,179,497
President and Chief Executive Officer	2021 2020	841,087 619,639	3,932,766 1,641,944	988,390 681,178	13,050 9,500	5,775,292 2,952,261
Mr. Fisher	2022	602,935	2,061,098	598,422	27,508	3,289,962
Executive Vice President and Chief Financial Officer	2021	533,601	1,573,106	544,758	13,050	2,664,515
Mr. Bryant	2022	594,627	1,755,891	550,732	63,873	2,965,123
Chief Operating Officer and President, Chemical Technologies	2021	587,938	1,448,349	383,727	85,600	2,505,614
Mr. Mahoney	2022	540,913	980,551	392,907	26,027	1,940,397
President, Production & Automation Technologies	2021 2020	448,529 381,397	674,160 565,600	375,564 277,332	13,050 9,500	1,511,303 1,233,829
Ms. Wright	2022	444,230	930,553	367,421	24,842	1,767,046
Senior Vice President, General Counsel and Secretary	2021 2020	428,562 354,211	702,258 411,348	308,745 233,988	12,921 8,861	1,452,486 1,008,408
(1)Salary equals base pay paid to each NEO during the applicable year. The actual salary paid may fluctuate due to the number of pay periods during the calendar year, the timing of changes in base salary, and the timing of payroll processing at each calendar year-end. Amounts shown for 2020 reflect reductions in salary elected by our NEOs for portions of the year due to the challenging market environment caused by the COVID-19 pandemic and production-related volatility in commodity prices. The amount for Mr. Bryant for 2022 includes $11,713 representing previously accrued paid time off. Employees in the Chemical Technologies business were permitted to take up to 40 hours of accrued time off in cash in 2022 in connection with a change in payroll processes. The amount for Mr. Mahoney for 2022 includes $75,406 representing previously accrued paid time off. The Company changed its paid time off policy in 2021 and made payments in 2022 to employees within the Production & Automation Technologies segment, including Mr. Mahoney, representing paid time off that had accrued prior to 2022 and was no longer eligible to continue to be accrued.
(2)Amounts shown represent the aggregate grant date fair value of PSAs and RSUs granted during the year indicated, each calculated in accordance with FASB ASC Topic 718 disregarding the estimate for forfeitures. For 2022, Mr. Bryant’s amount includes the value of an RSU grant awarded to him in consideration of the Company’s foregone contributions to the Mirror Savings Plan. See Note 13 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of the assumptions made in the valuation of these awards. The PSAs were valued at target, although payments may vary from 25% to 200% of the target amount granted, or be forfeited altogether depending upon actual performance. The value of the 2022 PSAs on the grant date, assuming the maximum level of performance is achieved, would be the following amounts: Mr. Somasundaram - $5,407,520; Mr. Fisher - $1,622,247; Mr. Bryant - $1,297,807; Mr. Mahoney - $811,124; and Ms. Wright - $811,124. Amounts shown for 2020 reflect a grant date fair value for the number of shares subject to PSAs awarded in June 2020 of $14.55, and $10.34 for the number of shares subject to RSUs awarded in June 2020. However, the number of shares subject to such awards was determined by dividing the target dollar value of the award by $25.77, resulting in a grant date fair value equal to 48% of the target value of the award.
(3)Amounts shown represent payments under our EAIP for the year indicated, which payments were made in the first quarter of the following year.
(4)Amounts shown represent (i) the amount of employer contributions to the NEO’s 401(k) plan with respect to the year ended December 31 of the year indicated, and (ii) the amount of dividend equivalents accrued in 2022 on RSUs awarded prior to February 9, 2022 when the Company announced the initiation of its dividend program. Under the terms of our ChampionX 401(k) Plan, the Company matches contributions by NEOs on the same basis as it matches contributions of all other participants. In addition to the Company’s matching contributions, the Company makes an annual contribution of 3% of covered compensation to all participants who became participants in the predecessor ChampionX LLC Savings Plan prior to October 15, 2021, including Mr. Bryant. Employees who joined the Company from Ecolab in connection with the Merger and those who were hired after the Merger for our Chemical Technologies business were eligible to participate in the ChampionX LLC Savings Plan.

Name	Company Contributions to 401(k) Plan ($)	Dividend Equivalents ($)
Mr. Somasundaram	18,300	23,220
Mr. Fisher	18,300	9,208
Mr. Bryant	27,450	36,423
Mr. Mahoney	18,300	7,727
Ms. Wright	18,300	6,542

Grants of Plan-Based Awards in 2022
The following table summarizes compensation awarded to our NEOs under our 2018 Plan for 2022.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)(1)	Target ($)	Maximum ($)	Threshold (#)(1)	Target (#)	Maximum (#)
Mr. Somasundaram
RSUs(2)(4)	2/17/22							121,654	2,499,990
PSAs(5)	2/17/22				30,414	121,654	243,308		2,703,760
EAIP(6)	2/17/22	72,105	961,400	1,922,800
Mr. Fisher
RSUs - 3-yr ratable(2)(4)	2/17/22							36,496	749,993
RSUs - 3-yr cliff(3)(4)	2/17/22							24,330	499,982
PSAs(5)	2/17/22				9,124	36,496	72,992		811,124
EAIP(6)	2/17/22	40,698	542,642	1,085,283
Mr. Bryant
RSUs - 3-yr ratable(2)(4)	2/17/22							29,197	599,998
RSUs - 3-yr cliff(3)(4)	2/17/22							14,598	299,989
Mirror Plan RSUs(3)(4)	2/17/22							10,073	207,000
PSAs(5)	2/17/22				7,299	29,197	58,394		648,903
EAIP(6)	2/17/22	24,254	485,086	970,173
Ms. Wright
RSUs - 3-yr ratable(2)(4)	2/17/22							18,248	374,996
RSUs - 3-yr cliff(3)(4)	2/17/22							7,299	149,994
PSAs(5)	2/17/22				4,562	18,248	36,496		405,562
EAIP(6)	2/17/22	24,988	333,173	666,345
Mr. Mahoney
RSUs - 3-yr ratable(2)(4)	2/17/22							18,248	374,996
RSUs - 3-yr cliff(3)(4)	2/17/22							9,732	199,993
PSAs(5)	2/17/22				4,562	18,248	36,496		405,562
EAIP(6)	2/17/22	17,457	349,130	698,261
(1)Represents the minimum amount payable for a certain level of performance. Payout for each element of EAIP awards is 0% at threshold achievement except for the Energy Transition Revenue metric that results in a 50% payout at threshold performance. PSA awards have a threshold percentage payout of 25% with no payout for any ranking below the 25th percentile. See “Compensation Discussion and Analysis – Long-Term Equity Incentive Compensation” for a further description of these awards.
(2)RSUs vest in three equal annual installments beginning February 17, 2023.
(3)RSUs vest in one installment on February 18, 2025.
(4)The grant date fair value of the awards was calculated in accordance with FASB ASC Topic 718, disregarding the estimate for forfeitures. For assumptions made in the valuation of these awards, see Note 13 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. See also “Compensation Discussion and Analysis – Long-Term Equity Incentive Compensation” for a further description of these awards.
(5)The PSAs vest and become payable after the end of the three-year performance period calculated based on the 20-trading day period ending December 31, 2024, subject to the achievement of the performance goals. The grant date fair value of the awards was calculated in accordance with FASB ASC Topic 718; see Note 13 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of the valuation of these awards. PSAs pay out between 25% and 200% of the target amount granted, or are forfeited altogether depending upon actual performance.
(6)Amounts shown reflect the potential payouts in March 2023 for 2022 performance under the EAIP. The amounts actually paid in March 2023 are included in the 2022 Summary Compensation Table in the Non-Equity Incentive Plan Compensation column for 2022 for each NEO.

Outstanding Equity Awards at Fiscal Year-End 2022
The following table provides information as of December 31, 2022, using the closing stock price on such date of $28.99, regarding outstanding equity awards held by each of the NEOs. None of our NEOs hold any options that are unexercisable and that column has been omitted from the table.

	Option Awards (1)			Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mr. Somasundaram	64,460	34.13	2/10/2027
				209,894	(3)	6,084,827	450,285	13,053,788
Mr. Fisher				87,326	(4)	2,531,581	114,369	3,315,557
Mr. Bryant	36,162	4.92	12/4/2023
	49,303	5.13	12/3/2024
	52,540	5.67	12/2/2025
	152,408	5.60	12/7/2026
	290,541	6.53	12/6/2027
	228,287	7.54	12/4/2028
				82,955	(5)	2,404,865	94,901	2,751,209
Ms. Wright				52,012	(6)	1,507,828	75,815	2,197,915
Mr. Mahoney	11,735	27.27	2/14/2023
	11,823	35.53	3/10/2024
	15,214	31.55	2/12/2025
	19,475	24.65	2/11/2026
	14,062	34.13	2/10/2027
				52,955	(7)	1,535,165	72,131	2,091,115
(1)For Messrs. Somasundaram and Mahoney, represents SSARs issued to them May 15, 2018 to replace SSARs originally granted to them by Dover. For Mr. Bryant, represents options converted June 3, 2020 in connection with the Merger to replace options originally granted to him by Ecolab. All SSAR and option awards outstanding at December 31, 2022 were fully vested.
(2)Includes (a) PSAs granted June 3, 2020 which, if earned, become payable after June 30, 2023 (the “2020 PSAs”), (b) PSAs granted February 18, 2021 which, if earned, become payable after December 31, 2023, (the “2021 PSAs”), and (c) PSAs granted February 17, 2022 which, if earned, become payable after December 31, 2024, (the “2022 PSAs”), each subject to the achievement of the applicable performance goals. Pursuant to SEC rules, the amount reflected in the table represents the number of shares payable with respect to (i) the 2020 PSAs determined based on achievement at 180%, and (ii) the 2021 PSAs and 2022 PSAs based on achievement at 150%. Actual shares issued could be between 0% and 200%.
(3)Includes (a) 21,990 RSUs granted June 3, 2020 that vest June 5, 2023, (b) 66,250 RSUs granted February 18, 2021, 33,125 of which vested on February 21, 2023, and 33,125 that vest February 20, 2024, and (c) 121,654 RSUs granted February 17, 2022, 40,551 of which vested February 17, 2023 and 81,103 that vest in two equal annual installments beginning February 20, 2024.
(4)Includes (a) 26,500 RSUs granted February 18, 2021, 13,250 of which vested on February 21, 2023, and 13,250 that vest February 20, 2024, (b) 36,496 RSUs granted February 17, 2022, 12,165 of which vested February 17, 2023 and 24,331 that vest in two equal annual installments beginning February 20, 2024, and (c) 24,330 RSUs granted February 17, 2022 that vest February 18, 2025.
(5)Includes (a) 2,587 RSUs granted June 3, 2020 that vest June 5, 2023, (b) 26,500 RSUs granted February 18, 2021, 13,250 of which vested on February 21, 2023, and 13,250 that vest February 20, 2024, (c) 29,197 RSUs granted February 17, 2022, 9,732 of which vested February 17, 2023 and 19,465 that vest in two equal annual installments beginning February 20, 2024, and (d) 24,671 RSUs granted February 17, 2022 that vest February 18, 2025.
(6)Includes (a) 14,635 RSUs granted June 3, 2020 that vest June 5, 2023, (b) 11,830 RSUs granted February 18, 2021, 5,915 of which vested on February 21, 2023, and 5,915 that vest February 20, 2024, (c) 18,248 RSUs granted February 17, 2022, 6,082 of which vested February 17, 2023 and 12,166 that vest in two equal annual installments beginning February 20, 2024, and (d) 7,299 RSUs granted February 17, 2022 that vest February 18, 2025.
(7)Includes (a) 3,557 RSUs granted June 3, 2020 that vest June 5, 2023, (b) 10,061 RSUs granted July 29, 2020 that vest July 31, 2023, (c) 11,357 RSUs granted February 18, 2021, 5,678 of which vested on February 21, 2023, and 5,679 that vest February 20, 2024, (d) 18,248 RSUs granted February 17, 2022, 6,082 of which vested February 17, 2023 and 12,166 that vest in two equal annual installments beginning February 20, 2024, and (e) 9,732 RSUs granted February 17, 2022 that vest February 18, 2025.

Option Exercises and Stock Vested in 2022
The following table summarizes the value received from stock option exercises and stock grants vested during 2022.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)
Mr. Somasundaram	79,264	516,060	131,875	2,889,364
Mr. Fisher	--	--	13,250	275,468
Mr. Bryant	48,356	1,267,894	147,767	4,448,375
Mr. Mahoney	--	--	32,832	710,325
Ms. Wright	--	--	22,862	501,264
(1)    Represents exercise of SSARs by Mr. Somasundaram and exercise of option by Mr. Bryant. Number of shares reported is the total number of shares exercised under the award rather than the net number of shares received by the NEO.
(2)    Represents the difference between the fair market value of our Common Stock on the date of exercise and the exercise price of the award, multiplied by the total number of shares exercised.
(3)    Represents (a) the aggregate number of RSUs that vested during the fiscal year, and (b) for all NEOs other than Messrs. Fisher and Bryant, the number of shares that vested during the fiscal year under the PSAs granted in 2019.
(4)    Represents the aggregate pre-tax value realized on stock awards that vested during the fiscal year, computed by multiplying the number of shares acquired on vesting by the closing price of common stock on the vesting date, plus the amount of accrued dividend equivalents paid upon vesting.
Pension Benefits
Our NEOs did not participate in a ChampionX-sponsored pension plan required to be reported under the Pension Benefits Table. Accordingly, the Pension Benefits Table has not been included here.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our directors and certain of our officers file reports of ownership and changes of ownership of our common stock with the SEC. Based solely on our review of the copies of these reports and on information provided by the reporting persons, we believe that during the year ended December 31, 2022 all of our directors and officers who are or were subject to Section 16 complied with all applicable filing requirements. During the year ended December 31, 2022, we identified that a transfer of shares made on October 22, 2019 by our CEO, Mr. Somasundaram, to a family limited partnership had not been reported on a Form 4. The transfer was reported on a Form 4 filed on May 19, 2022. The limited partnership is beneficially owned by Mr. Somasundaram and his spouse.

2022 Nonqualified Deferred Compensation

Name	Plan Name	NEO Contributions in Last FY ($)	Company Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Mr. Somasundaram	Deferred Compensation Plan	—	—	(357,843)	372,154	1,770,173
Mr. Bryant	Mirror Savings Plan	191,864	43,474	(42,504)	—	329,044
(1) Amount was contributed in 2022 with respect to 2021 compensation. Company contributions were eliminated with respect to compensation earned on and after January 1, 2022.
(2) The Company does not provide above-market or preferential earnings on accounts in the named plans and no portion of the amounts reflected in this column are reported in the 2022 Summary Compensation Table.
(3) The amount in this column for Mr. Bryant includes $8,951 that was unintentionally omitted from the amount reported in this column in our 2022 proxy statement.

Mr. Somasundaram. In connection with our spin-off from Dover, the Compensation Committee adopted the Deferred Compensation Plan to accept the roll-over of accounts of ChampionX employees who participated in the Dover deferred compensation plan. The deferred compensation plan maintained by Dover, which is a nonqualified plan for tax purposes, permits select key management and highly compensated employees in the U.S. to irrevocably elect to defer a portion of their salary and bonus. Mr. Somasundaram participated in the Dover deferred compensation plan. The Company’s Deferred Compensation Plan is frozen to new participants and to contributions from participants.
Generally, deferred amounts will be distributed from the plan only on account of retirement at age 65 (or age 55 with 10 years of service), disability or other termination of service, or at a scheduled in-service withdrawal date chosen by the participant.
Mr. Bryant. In connection with the Merger, the Company adopted the Mirror Savings Plan for legacy ChampionX employees who participated in the Ecolab mirror savings plan. The Mirror Savings Plan is a nonqualified mirror 401(k) deferred compensation excess plan which permits highly compensated employees in the U.S. who had an annual salary in 2020 equal to or greater than $285,000 to elect to defer a portion of their salary and bonus as if such deferred into the Company’s 401(k) plan. The plan is frozen to new participants. The plan is unfunded and does not protect the participant from insolvency of the Company. The terms of the Mirror Savings Plan are substantially similar to those provided under the Ecolab mirror savings plan.
In 2022, participants were permitted to defer a specified percentage of base salary in excess of $305,000. Company contributions were eliminated effective January 1, 2022. Effective January 1, 2023, the Mirror Savings Plan was frozen to contributions from participants.
Generally, Mirror Savings Plan amounts will be distributed six months after a separation from service in one lump sum, or in installments over a period of five or ten years, if so elected by the participant.

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our President and CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with SEC rules.
For the year ended December 31, 2022, the annual total compensation for our CEO was $7,179,497, as reported in the 2022 Summary Compensation Table, and the annual total compensation for our median employee was $86,683, calculated using the same methodology we used to determine total 2022 compensation for our NEOs as reported in the 2022 Summary Compensation Table. Based on this information, for 2022 the ratio of total compensation of our CEO to the median of the annual total compensation of all employees (other than our CEO) was 83 to 1.
In accordance with SEC rules we used the same median employee for calculating the 2022 ratio as we did for calculating the 2020 ratio, as we believe that there has been no change in our employee population or employee compensation arrangements during 2022 that would significantly impact the pay ratio. For purposes of identifying our median employee in 2020, we used our global employee population as of December 31, 2020, which consisted of 6,592 total employees, of whom 3,781 were employed in the United States and 2,811 were employed in foreign jurisdictions. As permitted by SEC rules, we excluded 291 employees, or 4.41% of our total employee population, in the following foreign jurisdictions:

Country	# of Employees	Country	# of Employees
Brunei	63	Saudi Arabia	52
Equatorial Guinea	26	Norway	23
Egypt	19	Bahrain	17
Netherlands	15	Azerbaijan	14
Ghana	12	China	6
Iraq	6	Venezuela	5
France	4	Kazakhstan	4
New Zealand	4	Qatar	4
Malaysia	3	Gabon	2
India	2	Pakistan	2
Romania	2	Switzerland	2
Austria	1	Hungary	1
Italy	1	Kuwait	1
We chose “total cash compensation” as our consistently-applied compensation measure, which included base salary or hourly wages plus cash bonuses and cash allowances. We believe the use of total cash compensation for all employees is a consistently-applied compensation measure because we only distribute equity to a small percentage of employees in the Company. We converted annual base salary and bonus to U.S. dollars using foreign currency exchange rates as of December 31, 2020 and we annualized the compensation for any full-time or part-time employees who were hired in 2020 but were not employed by us for all of 2020.

Potential Payments upon Termination or Change-in-Control
The following describes the compensation and benefits that we would provide to our current NEOs in various scenarios involving a termination of employment or upon a change of control under our ESP, CICSP, Executive Deferred Compensation Plan, Mirror Savings Plan, and the terms of our 2018 Plan. Compensation and benefits generally available to salaried employees are not included in the discussion below. The vesting or ability to exercise stock options and SSARs is accelerated upon the occurrence of certain of the following scenarios. However, all stock options and SSARs held by our NEOs were exercisable at December 31, 2022, making acceleration not applicable. Consequently, such acceleration is not noted in the descriptions below.
Retirement
Upon normal retirement, defined in the 2018 Plan as age 65, (i) the balance of the NEO’s deferred compensation plan, if any, is paid, (ii) RSUs remain outstanding and eligible to vest for five years, and (iii) the earliest granted PSA then outstanding and held by the NEO remains in effect for the period of the award and eligible to vest, with the Compensation Committee having discretionary authority to continue any other remaining PSAs. No other compensation or benefits is provided to our NEOs upon normal retirement. None of our NEOs were eligible for normal retirement at December 31, 2022.
All SSARs held by our NEOs were initially awarded by Dover and are subject to different retirement provisions. Upon Early Retirement I, Early Retirement II, Early Retirement III (each, as defined below) or a normal retirement at age 62, SSARs initially awarded by Dover prior to August 6, 2014 remain in effect for a five-year period following retirement. SSARs granted after August 6, 2014 remain in effect for two years, three years or one year based on whether the early retirement is classified as Early Retirement I, Early Retirement II, or Early Retirement III, respectively, subject to agreement with standard non-competition provisions. Early retirement is defined as (i) the executive has at least 10 years of service with the Company (including service with Dover), the sum of the executive’s age and years of service upon termination equals at least 65, and for awards initially granted by Dover on or after August 6, 2014, is at least 55 years old, and the executive complies with certain notice requirements (“Early Retirement I”), (ii) the executive has at least 15 years of service with the Company (including service with Dover), the sum of the executive’s age and years of service upon termination equals at least 70, and for awards granted on or after August 6, 2014, is at least 60 years old, and the executive complies with certain notice requirements (“Early Retirement II”), or (iii) the executive’s employment terminates because the business unit in which the executive is employed is sold and the executive remains in good standing until the closing date (“Early Retirement III”).
Mr. Somasundaram was eligible for Early Retirement I at December 31, 2022 and if he had retired on such date, the SSARs held by him, as set forth in the Outstanding Equity Awards at Fiscal Year-End 2022 table, would remain in effect for two years following his retirement date. The closing stock price of the Company’s common stock on December 31, 2022 was $28.99, which was less than the exercise price of the exercisable SSARs held by Mr. Somasundaram. As a result, the SSARs had no value on such date. Mr. Somasundaram would not be eligible for any other compensation or benefits under the 2018 Plan in the event of an Early Retirement I effective December 31, 2022.
Resignation; Termination With or Without Cause
Resignation. In the event of a NEO’s resignation for any reason, the balances of a NEO’s Deferred Compensation Plan account and Mirror Savings Plan account, if any, are paid, exercisable stock options and SSARs remain eligible to be exercised for a period of three months, all other equity awards under the 2018 Plan are forfeited, and no other compensation or benefits are provided. The following sets forth the payments and benefits our NEOs were eligible for assuming they resigned effective December 31, 2022. SSARs with an exercise price that exceeded the closing stock price of the Company’s common stock on such date are not included in the table as they had no value.

	Mr. Somasundaram	Mr. Fisher	Mr. Bryant	Mr. Mahoney	Ms. Wright
Stock Options/SSARs	—	—	18,259,152	104,706	—
Deferred Compensation Plan or Mirror Savings Plan	1,770,173	—	329,044	—	—
Total:	1,770,173	—	18,588,196	104,706	—

Termination With Cause. In the event of a NEO’s termination with cause, the balances of a NEO’s Deferred Compensation Plan account and Mirror Savings Plan account, if any, are paid, all other equity awards under the 2018 Plan are forfeited, and no other compensation or benefits are provided. Had our NEOs’ employment terminated with cause effective December 31, 2022, Messrs. Somasundaram and Bryant would have received the balance of their accounts set forth in the table under the heading 2022 Nonqualified Deferred Compensation, and no other compensation or benefits would be provided to any of our other NEOs.
Termination Without Cause. If a NEO’s employment is terminated without cause, RSUs and PSAs are forfeited, but the NEO would be eligible for the following compensation and benefits:
•Continuation of base salary for a period of 12 months;
•EAIP is prorated and paid based on EAIP paid in the preceding year;
•Exercisable stock options and SSARs remain eligible to be exercised for a period of three months;
•The balance of a NEO’s Deferred Compensation Plan account or Mirror Savings Plan account, if any, is paid; and
•Continuation of COBRA health coverage is provided for a period of 12 months.
The following sets forth the payments and benefits our NEOs were eligible for assuming their employment was terminated without cause effective December 31, 2022. SSARs with an exercise price that exceeded the closing stock price of the Company’s common stock on such date are not included in the table as they had no value.

	Mr. Somasundaram	Mr. Fisher	Mr. Bryant	Mr. Mahoney	Ms. Wright
Salary & EAIP	1,869,390	1,152,458	993,745	844,750	756,486
Stock Options/SSARs	—	—	18,259,152	104,706	—
Deferred Compensation Plan or Mirror Savings Plan	1,770,173	—	329,044	—	—
Health, Welfare and Other Benefits	20,329	19,995	20,190	20,329	6,568
Total:	3,659,892	1,172,453	19,602,131	969,785	763,054

Change-in-Control
Without termination of employment: In the event of a change-in-control without termination of employment, unvested awards under the 2018 Plan immediately vest unless assumed or replaced in the change-in-control. Assuming all outstanding SSARs, RSUs and PSAs are assumed in a change-in-control on such date, no amounts were payable to our NEOs upon a change-in-control effective at December 31, 2022.
With termination of employment: Pursuant to our 2018 Plan and CICSP, if a NEO’s employment is terminated without “cause,” or they resign for “good reason,” within 18 months following a change-in-control, subject to timely execution of a general employment release, the NEO would be eligible for the following compensation and benefits:
•Lump sum payment equal to 2.0 multiplied by the sum of (i) the NEO’s annual base salary as in place on the termination date, or if higher, on the date of the change-in-control, and (ii) the NEO’s target annual EAIP (pursuant to the CICSP);
•Lump sum payment equal to the then premium cost of COBRA health continuation coverage for 12 months (pursuant to the CICSP);
•All unvested RSUs immediately vest (pursuant to the 2018 Plan);
•All PSAs immediately vest at the target performance level (pursuant to the 2018 Plan); and
•The balance of a NEO’s Deferred Compensation Plan account or Mirror Savings Plan account, if any, is paid (pursuant to the applicable plan).

The following sets forth the payments and benefits our NEOs were eligible for at December 31, 2022 assuming their employment was terminated without cause, or they resigned for good reason, within 18 months following a change-in-control. SSARs with an exercise price that exceeded the closing stock price of the Company’s common stock on such date are not included in the table as they had no value.

	Mr. Somasundaram	Mr. Fisher	Mr. Bryant	Mr. Mahoney	Ms. Wright
Salary & EAIP	3,700,200	2,309,260	2,196,065	1,642,151	1,567,094
RSUs	6,112,199	2,545,267	2,416,986	1,541,461	1,513,576
PSAs	8,320,043	2,210,372	1,834,139	1,332,206	1,394,970
Stock Options/SSARs	—	—	18,259,152	104,706	—
Deferred Compensation Plan or Mirror Savings Plan	1,770,173	—	329,044	—	—
Health, Welfare and Other Benefits	20,329	19,995	20,190	20,329	6,568
Total:	19,922,944	7,084,893	25,055,576	4,640,853	4,482,207
Under the CICSP, “cause” means (i) willful misconduct, dishonesty or gross negligence in the performance of duties, breach of fiduciary duties to the Company, or willful failure to follow lawful directions, (ii) engaging in conduct materially injurious to the Company or materially harms the Company’s reputation, good will or business, (iii) engaging in conduct reported in the press which is scandalous, immoral or illegal; (iv) conviction of a felony, or a misdemeanor or moral turpitude, dishonesty or fraud, (v) being found liable in any securities law action or having a cease and desist order applied, (vi) breach of confidentiality, non-solicitation or non-competition provisions to which the executive is subject, or (vii) breach of Company policies. Under the CICSP, “Good Reason” includes (i) a material reduction in compensation, (ii) a material and adverse change in title, (iii) a material and adverse change in authority, responsibility or reporting relationship, or (iv) relocation or principal place of employment by 50 miles, unless the relocation does not increase the executive’s commute by more than 20 miles.
Payments on Death or Disability
If a NEO dies or becomes permanently and totally disabled, they or their estate, as the case may be, would receive the balance of the NEO’s Deferred Compensation Plan account and Mirror Savings Plan account, if any, all time-based RSUs would vest, the service condition of PSAs would be satisfied as to a pro-rata portion and the PSAs would remain outstanding for the performance period of the award, generally three years, and stock options and SSARs remain exercisable for five years or until their earlier expiration, pursuant to the terms of the 2018 Plan. The following sets forth the amounts our NEOs were eligible for at December 31, 2022 assuming a termination of their employment on such date due to their death or disability. SSARs with an exercise price that exceeded the closing stock price of the Company’s common stock on such date are not included in the table as they had no value.

	Mr. Somasundaram	Mr. Fisher	Mr. Bryant	Mr. Mahoney	Ms. Wright
RSUs	6,112,199	2,545,267	2,416,986	1,541,461	1,513,576
PSAs(1)	4,742,970	1,120,908	940,619	771,953	821,997
Stock Options/SSARs	—	—	18,259,152	104,706	—
Deferred Compensation Plan or Mirror Savings Plan	1,770,173	—	329,044	—	—
Total:	12,625,342	3,666,175	21,945,801	2,418,120	2,335,573
(1)    Represents payout of 2020 PSAs, 2021 PSAs and 2022 PSAs at target and pro-rated for 31 months, 24 months, and 12 months, respectively.

Pay-versus-Performance
Pay-versus-Performance Table
The following table provides information for the years 2022, 2021 and 2020 with respect to the compensation of our principal executive officer (“PEO”), which is our CEO, the average compensation of our other NEOs, and the performance measures set forth in the table, including the Company’s selected performance measure of annual total shareholder return.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(3)(2)	Value of Initial Fixed $100 Investment Based on:		Net Income(5)	Annual TSR(6)
					Total Shareholder Return(4)	Peer Group Total Shareholder Return(4)
2022	7,179,497	11,733,138	2,490,632	3,948,594	86.49	107.11	156,563	44.6%
2021	5,775,292	8,589,691	2,042,922	3,465,632	59.83	67.34	114,240	32.1%
2020	2,952,261	(1,262,832)	1,010,380	351,935	45.29	56.62	(742,353)	-54.7%
____________________
(1)    For 2022, 2021 and 2020, our PEO was Mr. Somasundaram.
(2)     In calculating the “compensation actually paid” amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations were computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values do not materially differ from the assumptions used to calculate grant date fair value. We did not report a change in pension benefit values for any of the years reflected in the table, and therefore adjustments to pension benefit values were not included in calculating “compensation actually paid” amounts reflected in these columns.
(3)    For 2022, our non-PEO NEOs were Messrs. Fisher, Bryant, and Mahoney and Ms. Wright. For 2021, our non-PEO NEOs were Messrs. Fisher, Bryant and Mahoney and Ms. Wright, as well as Jay Nutt, who served as our Senior Vice President and Chief Financial Officer through January 2021. For 2020, our non-PEO NEOs were Messrs. Nutt and Mahoney, Ms. Wright, and Syed Raza, our Senior Vice President and Chief Digital Officer.
(4)    The Company TSR and the Company’s Peer Group TSR reflected in these columns for each applicable fiscal year is calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation S-K. The peer group used to determine the Company’s Peer Group TSR for each applicable fiscal year is the following published industry index, as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2022 pursuant to Item 201(e) of Regulation S-K: Philadelphia Oil Service Index (PHLX).
(5)    Represents, in thousands, the amount of net income reflected in the Company’s audited financial statements for the year indicated.
(6)    We have selected Annual TSR as our most important financial measure (that is not otherwise required to be disclosed in the table) used to link “compensation actually paid” to our NEOs to company performance for fiscal year 2022. Annual TSR is expressed as a percentage and calculated using the following formula: (a) the sum of the closing price of the Company’s Common Stock on the last business day of the fiscal year plus dividends per share paid in that year, less (b) the closing price of the Company’s Common Stock on the last business day of the prior fiscal year, divided by (c) the closing price of the Company’s Common Stock on the last business day of the prior fiscal year.
(7)    In the calculation of compensation actually paid and presented in the table, the following amounts were deducted and added:

PEO	2022	2021	2020
Total Compensation Reported in Summary Compensation Table for the Year Indicated	7,179,497	5,775,292	2,952,261
Less, Grant Date Fair Value of Stock Awards Reported in the Summary Compensation Table for the Year Indicated	(5,203,750)	(3,932,766)	(1,641,944)
Plus, Year-End Fair Value of Awards Granted in the Year Indicated that were Outstanding and Unvested at Year-End of Such Year	7,255,445	4,532,494	2,642,678
Plus, Change in Fair Value of Awards Granted in Prior Years that were Outstanding and Unvested at Year-End (From Prior Year-End to Year-End)	2,281,142	942,330	(3,816,849)
Plus, Change in Fair Value of Awards Granted in Prior Years that Vested in the Year Indicated (From Prior Year-End to Vesting Date)	220,805	1,272,342	(1,398,978)
Total Adjustments	4,553,641	2,814,399	(4,215,093)

Average of Non-PEO NEOs	2022	2021	2020
Average Total Compensation Reported in Summary Compensation Table for the Year Indicated	2,490,632	2,042,922	1,010,380
Less, Average Grant Date Fair Value of Stock Awards Reported in the Summary Compensation Table for the Year Indicated	(1,432,023)	(1,099,468)	(383,067)
Plus, Average Year-End Fair Value of Awards Granted in the Year Indicated that were Outstanding and Unvested at Year-End of Such Year	1,002,840	633,505	303,859
Plus, Average Change in Fair Value of Awards Granted in Prior Years that were Outstanding and Unvested at Year-End (From Prior Year-End to Year-End)	251,642	230,016	(329,187)
Plus, Average Change in Fair Value of Awards Granted in Prior Years that Vested in the Year Indicated (From Prior Year-End to Vesting Date)	253,855	679,155	(149,815)
Average Total Adjustments	1,457,962	1,450,698	(658,446)
Neither our PEO nor the other NEOs had any awards that vested in the same year they were granted, any awards granted in prior years that failed to vest, or any dividends or other earnings paid on awards in the year prior to vesting that are not reflected in total compensation for the applicable year, and therefore, no adjustments for those items were included in calculating “compensation actually paid.”
Pay-versus-Performance Comparative Disclosure
The following reflect the relationships between (i) compensation actually paid (“CAP” in the graphics below) to our PEO, and the average of compensation actually paid to our non-PEO NEOs, to our net income, cumulative TSR, and Annual TSR for the years 2020 through 2022, and (ii) the Company’s cumulative TSR to our peer group TSR for the same period.

CAP to Net Income
2020
2021
2022
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

CAP to Company Annual TSR

2020
2021
2022
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company Annual TSR

CAP to Company Cumulative TSR
2020
2021
2022
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company Cumulative TSR

Company TSR to Peer Group TSR
2020
2021
2022
Company TSR
Peer Group TSR

Pay-versus-Performance Tabular List
The following table lists our most important performance measures used by us to link compensation actually paid to our NEOs to company performance for fiscal year 2022. The performance measures included in the table are not ranked by relative importance.
Most Important
Financial Measures
Annual TSR
Consolidated Adjusted EBITDA
Consolidated Adjusted Free Cash Flow

Shareholder Proposals and Nominations for the 2024 Annual Meeting
_____________________________________________________________________________________________
ChampionX shareholders are entitled to present proposals for consideration at the 2024 Annual Meeting provided they comply with the proxy rules promulgated by the SEC and our bylaws. If you are a record owner of ChampionX common stock and you wish to submit a proposal for potential inclusion in the proxy statement for the 2024 Annual Meeting, you must notify the Secretary of ChampionX of your intent in writing. All notices must contain the information required by Rule 14a-8 under the Exchange Act. Generally, such proposals are due 120 days before the anniversary of the date we release our proxy materials for the prior year; however, if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. We currently expect to hold the 2024 Annual Meeting within 30 days of May 10, 2024. Therefore, we have determined that Rule 14a-8 shareholder proposals must be received by the Company at its principal executive offices by November 30, 2023 unless otherwise announced by the Company prior to the 2024 Annual Meeting.
If you are a record owner of ChampionX common stock and you wish to present a proposal or a proposed director candidate at the 2024 Annual Meeting, but do not wish to have your proposal or director candidate considered for inclusion in the proxy statement or proxy card for the 2024 Annual Meeting, you must notify the Secretary of ChampionX of your intent in writing. All notices must contain the information required by Sections 2.15 and 2.16 of the ChampionX by-laws. The notice must be received by us not earlier than January 11, 2024 and not later than February 9, 2024, being 120 days and 90 days, respectively, prior to the date of the first anniversary of the Meeting. In the event that the 2024 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the Meeting, notice by a shareholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the 2024 Annual Meeting is mailed or public disclosure of the date of the 2024 Annual Meeting is made, whichever first occurs.
In addition to satisfying the notice, informational and other requirements contained in the ChampionX by-laws, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at its principal executive office no later than March 11, 2024 (assuming the date of the 2024 Annual Meeting has not been changed by more than 30 days from the anniversary date of the Meeting). If the date of the 2024 Annual Meeting is changed by more than 30 days from the anniversary date of the Meeting, then notice must be provided by the later of 60 days prior to the date of the 2024 Annual Meeting or the tenth day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company.

Dated: March 29, 2023

By authority of the Board of Directors,

JULIA WRIGHT Senior Vice President, General Counsel and Secretary

Appendix A

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
~~APERGY~~CHAMPIONX CORPORATION

(Pursuant to Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware)

~~Apergy~~ChampionX Corporation (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:
(1)    The name of the Corporation is ~~Apergy~~ChampionX Corporation. The Corporation was originally incorporated under the name Wellsite Corporation and later under the name Apergy Corporation. The original Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on October 10, 2017 (the “Certificate of Incorporation”), and a Certificate of Amendment thereto was filed with the office of the Secretary of State of the State of Delaware on February 2, 2018. The Amended and Restated Certificate of Incorporation of Apergy Corporation was filed May 8, 2018, and a Certificate of Amendment thereto was filed, amending the name of the Corporation, with the office of the Secretary of State of the State of Delaware on June 3, 2020.
(2)    This Second Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”) in accordance with Sections 242 and 245 of the DGCL and by the sole stockholder of the Corporation in accordance with Section 228 of the DGCL.
(3)    This Second Amended and Restated Certificate of Incorporation restates and integrates and amends the Certificate of Incorporation of the Corporation in its entirety.
(4)    The text of the Certificate of Incorporation is amended and restated in its entirety as follows:
FIRST: The name of the Corporation is ~~Apergy~~ChampionX Corporation ~~(the “Corporation”)~~.
SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at that address is The Corporation Trust Company.
THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the ~~General Corporation Law of the State of Delaware (the “~~DGCL~~”)~~.
FOURTH: (a) Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 2,750,000,000 shares of capital stock, consisting of (i) 2,500,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), and (ii) 250,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).
(b)    Common Stock. The powers, preferences and rights, and the qualifications, limitations and restrictions, of the Common Stock are as follows:
(1)    Voting. Each stockholder represented at a meeting of stockholders shall be entitled to cast one vote in person or by proxy for each share of Common Stock entitled to vote thereat held by such stockholder.
(2)    No Cumulative Voting. The holders of shares of Common Stock shall not have cumulative voting rights.
(3)    Dividends; Stock Splits. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Second Amended and Restated Certificate of Incorporation, as it may be amended from time to time, the holders of shares of the Common Stock shall be entitled to receive ratably such dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.
(4)    Liquidation; Dissolution; Winding-Up. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of shares of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.
(5)    No Preemptive or Subscription Rights. No holder of shares of the Common Stock shall be entitled to preemptive or subscription rights.
(c)    Preferred Stock. The Board of Directors is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.
(d)    Power to Sell and Purchase Shares. Subject to the requirements of applicable law, the Corporation shall have the power to issue and sell all or any part of any shares of any class of stock herein or hereafter authorized to such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law. Subject to the requirements of applicable law, the Corporation shall have the power to purchase any shares of any class of stock herein or hereafter authorized from such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law.
FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
(a)    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
(b)    The Board of Directors shall consist of not less than three ~~(3)~~ nor more than ~~fifteen (~~15~~)~~ members, the exact number of which shall be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the entire Board of Directors, and subject to the rights of the holders of the Preferred Stock, if any, the exact number may be increased or decreased (but not to less than three ~~(3)~~ or more than ~~fifteen (~~15~~)~~).
~~(c)    From the effective date of this Amended and Restated Certificate of Incorporation (the “Effective Date”) until the completion of the third annual meeting of stockholders to occur after the Effective Date, the directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class~~

~~elected to fill a vacancy resulting from an increase in such class or from the removal from office, death, disability, resignation or disqualification of a director or other cause shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors have the effect of removing or shortening the term of any incumbent director. The initial assignment of directors to each such class shall be made by the Board of Directors. The term of the initial Class I directors shall terminate on the date of the first annual meeting of stockholders to occur after the Effective Date; the term of the initial Class II directors shall terminate on the date of the second annual meeting of stockholders to occur after the Effective Date; and the term of the initial Class III directors shall terminate on the date of the third annual meeting of stockholders to occur after the Effective Date, or, in each case, upon such director’s earlier death, resignation or removal. Each Class I director elected at the first annual meeting of stockholders to occur after the Effective Date, each Class II director elected at the second annual meeting of stockholders to occur after the Effective Date and each Class III director elected at the third annual meeting of stockholders to occur after the Effective Date shall hold office until the fourth annual meeting of stockholders to occur after the Effective Date and, in each case, until his or her respective successor shall have been duly elected and qualified or until his or her earlier resignation or removal. Commencing with the fourth annual meeting of stockholders to occur after the Effective Date, each director shall be elected annually and shall hold office until the next annual meeting of stockholders and until his or her respective successor shall have been duly elected and qualified or until his or her earlier resignation or removal. Pursuant to such procedures, effective as of the conclusion of the third annual meeting of stockholders to occur after the Effective Date, the Board of Directors will no longer be classified under Section 141(d) of the General Corporation Law of the State of Delaware and directors shall no longer be divided into three classes.~~
(c~~d~~)    Except as provided in Paragraph (c~~d~~) of this Article FIFTH, each director~~s~~ shall be elected by a vote of the majority of the votes cast at each meeting of stockholders for the election of directors at which a quorum is present; provided, that each director shall be elected by the vote of the plurality of the votes cast at ~~the annual~~ each such meeting of stockholders for which (x) the Secretary of the Corporation receives notice that one or more stockholders has proposed to nominate one or more persons for election or re-election to the Board of Directors, which notice purports to be in compliance with the advance notice requirements for stockholder nominations set forth in the Corporation’s By-Laws (as may be amended from time to time), irrespective of whether the Board of Directors at any time determines that any such notice is not in compliance with such requirements, and (y) such nomination or nominations have not been formally and irrevocably withdrawn by such stockholder(s) on or prior to the date that is 14 days in advance of the date that the Corporation gives notice of the meeting to the stockholders. For purposes of this Article FIFTH, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director. A director shall hold office until the annual meeting of stockholders for the year in which ~~his or her~~ such person’s term expires and until ~~his or her~~ such person’s successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Directors need not be stockholders. Elections of directors need not be by written ballot unless the Corporation’s By-Laws so provide.
(d~~e~~)    Subject to the terms of any one or more classes or series of the Preferred Stock, any vacancy on the Board of Directors that results from an increase in the number of directors or the death, resignation, retirement, disqualification, removal from office or other cause shall be filled exclusively by a majority of the Board of Directors then in office, in their sole discretion, even if less than a quorum, or by a sole remaining director, in ~~his or her~~ such person’s sole discretion. Any director appointed to fill a vacancy on the Corporation’s Board of Directors will be appointed for a term expiring at the ~~next election of the class for which such director has been appointed or, if the Board of Directors is not classified at such time, at the~~ next annual meeting of stockholders, and until ~~his or her~~ such person’s successor has been elected and qualified. ~~From the Effective Date until the completion of the third annual meeting of stockholders to occur after the Effective Date, except as otherwise required by applicable law and subject to the rights, if any, of the holders of shares of the Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the shares of capital stock of the Corporation entitled to vote in the election of directors. From and after the completion of the third annual meeting of stockholders to occur after the Effective Date, except~~ Except as otherwise required by applicable law and subject to the rights, if any, of the holders of shares of the Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time with or without cause, and by the affirmative vote of the holders of at least a majority of the voting power of the shares of capital stock of the Corporation entitled to vote in the election of directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of the Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Second Amended and Restated Certificate of Incorporation and the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms.
(e)    In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Second Amended and Restated Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.
SIXTH:    No director or officer shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. If the DGCL is amended hereafter to authorize the further elimination or limitation of the liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent authorized by the DGCL, as so amended. Any repeal or modification of this Article SIXTH shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
SEVENTH: The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of ~~his or her~~such person’s heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or ~~his or her~~such person’s heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article SEVENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition, subject to receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation.
The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation, or to those persons serving at the Corporation’s request as a director, officer, employee or agent of, or in a fiduciary capacity with respect to, another corporation, partnership, joint venture, trust or other enterprise, similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.
The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director, officer or employee of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of, or in a fiduciary capacity with respect to, another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article SEVENTH.
The rights to indemnification and to the advancement of expenses conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Second Amended and

Restated Certificate of Incorporation, the By-Laws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.
Any repeal or modification of any provision of this Article SEVENTH shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.
EIGHTH: Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is hereby specifically denied.
NINTH: Unless otherwise required by law or the terms of any resolution or resolutions adopted by the Board of Directors providing for the issuance of a class or series of the Preferred Stock, special meetings of stockholders, for any purpose or purposes, may be called by either (i) the Chair~~man~~ of the Board of Directors or (ii) the Chief Executive Officer of the Corporation, and shall be called by the Chief Executive Officer at the request in writing made pursuant to a resolution of a majority of the members of the Board of Directors. The ability of the stockholders to call a special meeting of stockholders is hereby specifically denied. At a special meeting of stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto).
TENTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.
ELEVENTH: In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power, without the assent or vote of the stockholders, to adopt, amend, alter or repeal the Corporation’s By-Laws, except to the extent the By-Laws or this Second Amended and Restated Certificate of Incorporation otherwise provide. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation’s By-Laws. The Corporation’s By-Laws ~~also~~ may also be adopted, amended, altered or repealed by the affirmative vote of the holders of ~~(i) until the completion of the third annual meeting of stockholders to occur after the Effective Date, at least eighty percent (80%) of the voting power of the capital stock of the Corporation then outstanding and entitled to vote thereon and (ii) from and after the completion of the third annual meeting of stockholders to occur after the Effective Date,~~ at least a majority of the voting power of the capital stock of the Corporation then outstanding and entitled to vote thereon.
TWELFTH:    Unless the Board of Directors otherwise determines, to the fullest extent permitted by law, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought or purporting to be brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Second Amended and Restated Certificate of Incorporation or By-L~~l~~aws (as either may be amended from time to time) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim that relates to the internal affairs or governance of the Corporation and arises under or by virtue of the laws of the State of Delaware; provided, that, if (and only if) the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state court sitting in the State of Delaware.
Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fully extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article TWELFTH.
THIRTEENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed in this Second Amended and Restated Certificate of Incorporation, the Corporation’s By-Laws or the DGCL, and all rights, preferences and privileges herein conferred upon stockholders are granted subject to such reservation. ~~Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation (and in addition to any other vote that may be required by law), the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the capital stock of the Corporation then outstanding and entitled to vote thereon shall be required to amend, alter, change or repeal, or to adopt any provision as part of this Amended and Restated Certificate of Incorporation inconsistent with Paragraph (b)(2) of Article FOURTH, Articles FIFTH, SIXTH, SEVENTH, EIGHTH, NINTH and ELEVENTH of this Amended and Restated Certificate of Incorporation or this Article THIRTEENTH; provided, however, that the provisions of this sentence shall be of no force and effect effective as of the completion of the third annual meeting of stockholders to occur after the Effective Date.~~
This Second Amended and Restated Certificate of Incorporation shall become effective at 11:59 p.m. (Eastern Time) on [●]~~May 8, 2018~~.
IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be executed on its behalf this [●]~~8th~~ day of [●]~~May, 2018~~.

~~APERGY~~CHAMPIONX CORPORATION

By:
Name:    Julia Wright
Title:    Senior Vice President, General Counsel and Secretary

CHAMPIONX

#WeAreChampionX

2445 Technology Forest Blvd.
The Woodlands, TX 77381

championX.com

CHAMPIONX VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by the start of the meeting.

Online
Go to **www.envisionreports.com/CHX** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2023 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2, 3, 4, 5 and 6, and 1 YEAR on Proposal 7.

1. Election of Directors:

Nominee	For	Withheld	Nominee	For	Withheld	Nominee	For	Withheld
01 - Heidi S. Alderman	☐	☐	02 - Mamatha Chamarthi	☐	☐	03 - Carlos A. Fierro	☐	☐
04 - Gary P. Luquette	☐	☐	05 - Elaine Pickle	☐	☐	06 - Stuart Porter	☐	☐
07 - Daniel W. Rabun	☐	☐	08 - Sivasankaran Somasundaram	☐	☐	09 - Stephen M. Todd	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
7. Advisory Vote to Approve the Frequency of the Advisory Vote on the Compensation of Named Executive Officers	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

2023 Annual Meeting Admission Ticket

The 2023 Annual Meeting of ChampionX Corporation Shareholders
will be held
May 10, 2023, 8:00 am CT
Virtually via live webcast at
www.meetnow.global/MJXA2WH

To participate in the virtual meeting, you will need the control number printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.envisionreports.com/CHX

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Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/CHX

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

ChampionX Corporation

+

Notice of 2023 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 10, 2023

Sivasankaran ("Soma") Somasundaram and Julia Wright, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of ChampionX Corporation to be held on May 10, 2023 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominees for the Board of Directors listed on the reverse side and FOR Proposals 2, 3, 4, 5 and 6, and 1 YEAR on Proposal 7.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.